                                 Pages where confidential treatment has
                                 been requested are stamped "Confidential
                                 Treatment Requested. The redacted material has been separately filed with the Commission." The redacted portions are indicated by a "(*)".

                                                                Exhibit 10.15


                               AGREEMENT FOR THE

                 PROVISION OF BILLING AND COLLECTION SERVICES

                                      FOR

                                CLEARING AGENTS

                                    BETWEEN

                      TELCO DEVELOPMENT GROUP OF DELAWARE

                                      AND

                         U S WEST COMMUNICATIONS, INC.


                             DATED: APRIL 01, 1995


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP



                               TABLE OF CONTENTS
                               -----------------

            Section                                                Page
            -------                                                ----
I.          Purpose of this Agreement                               3
II.         Scope of this Agreement                                 4
III.        Responsibilities/Representations                        5
IV.         Provision of Billing and Collection Services            7
V.          Development Charge(s)/Service Commitment                8
VI.         Prices/Payment                                         10
VII.        Dispute Resolution                                     11
VIII.       Audit                                                  13
IX.         Limitation of Liability/and Warranty                   15
X.          Data Retention                                         17
XI.         Indemnification                                        18
XII.        Taxes                                                  18
XIII.       Purchase of Accounts Receivable                        22
XIV.        Limitations Period                                     22
XV.         Term and Termination of Agreement                      23
XVI.        Proprietary and Confidential Information               23
XVII.       Force Majeure                                          26
XIII.       Default                                                26
XIX.        Amendments; Waivers                                    27
XX.         Assignment                                             27
XXI.        Notice and Demands                                     27
XXII.       Third-Party Beneficiaries                              28
XXIII.      Governing Law                                          28
XXIV.       Confidential Status                                    28
XXV.        Lawfulness of Agreement                                29
XXVI.       Entire Agreement                                       29
XXVII.      Headings                                               29




                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                               AGREEMENT FOR THE
                 PROVISION OF BILLING AND COLLECTION SERVICES
                              FOR CLEARING AGENTS

     This Agreement for the Provision of Billing and Collection Services for Clearing Agents (hereinafter "Agreement") is entered into this 1st day of April, 1995, between U S WEST Communications, Inc. a Colorado Corporation and Malheur Home Telephone Company, an Oregon corporation (hereinafter referred to as "USWC") and Telco Development Group of Delaware, a Delaware corporation (hereinafter referred to as "Customer"), acting through their authorized representatives.

          WHEREAS, Customer shall act as a clearing agent", as that term is more fully described herein, for several interexchange carriers (such interexchange carriers shall be hereinafter referred to as Customer's "Clients"), and

          WHEREAS, Customer, on behalf of its Clients, intends to purchase from USWC and USWC intends to provide to Customer Billing and Collection Services (hereinafter referred to as "Services") for certain End User accounts, as described in Exhibit A, and

          WHEREAS, ongoing account maintenance for End User accounts billed by Customer's Clients and those billed by USWC is intended to be accomplished through the exchange of record interfaces, and

          WHEREAS, effective January 1, 1987, USWC interstate Services provided to Customer is provided on an untariffed, contractual, basis;

          NOW, THEREFORE, in consideration of the mutual benefits accruing to each party, the parties hereby covenant and agree as follows:

I.      Purpose of this Agreement
        -------------------------

    A. The purpose of this Agreement is to set forth terms and conditions pursuant to which USWC will provide Services to Customer as a clearing agent; provided however, that said Services shall be limited to Customer's, or Customer's Clients', basic toll or message telephone service ("MTS") or MTS related services. For purposes of this Agreement, MTS shall mean telephone calls that access Customer's, or Customer's Clients', toll facilities outside the local calling area within a state or a point within a state to a

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
        point outside that state. Such telephone calls shall be referred to as "messages". This Agreement shall not include Services for any non-toll or non-MTS messages, including, but not limited to telegrams, cable-grams, voice messaging, 900/700 or 800 pay-per-call services or audiotex services; however, USWC may provide Services for non toll or non-MTS messages and records under separate terms and conditions mutually agreed upon by the parties and included in an individual attachment to this Agreement.

    B. Customer may send its own messages and/or its Clients' messages to USWC for Services. These messages may originate from one or more possible Clients of Customer. Both parties agree and understand that USWC will provide Services to Customer under one carrier identification code and that the use of the word Customer shall refer to a single billing entity that encompasses Customer and its Clients as a whole.

    C. Customer understands and agrees that the messages submitted to USWC for billing, by Customer, shall be treated as a single billing entity for all Services, including, but not limited to, billing, collections and adjustments and that USWC shall not provide Client account detail. In addition, Customer shall assume all responsibility for any internal record keeping among Customer's Clients.

II.     Scope of this Agreement
        -----------------------

    A. A description of the Services to be provided by USWC to Customer is set forth in Exhibit A, Billing and Collection Services; Exhibit B, Settlement Terms; Exhibit C, Price List; Exhibit D, USWC's Treatment and Collection Policy; and Exhibit E, The Provision of Billing and Collection Services of EMI Credit Records attached hereto and incorporated herein by reference. USWC undertakes to offer its Services only to those entities which can utilize the Services as specifically described in this Agreement.

    B. The parties recognize that the Services to be provided by USWC are dynamic in nature and that new and/or revised Services may need to be added or amended to conform to changes in business circumstances or regulatory or other legal requirements. The parties agree to negotiate in good faith with respect to such new or proposed changes.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

III.  Responsibilities/Representations
      --------------------------------

    A. Customer represents and warrants that its Clients understand the extent of Services provided under this Agreement and that no Services will be provided to Customer's Clients by USWC. The parties recognize and agree that Customer is acting as a "clearing agent". Customer describes its role as a "clearing agent" for certain interexchange carriers with whom Customer has established a contractual relationship. Customer will submit to USWC its own MTS messages for billing or those messages for which Customer has established a contractual right to bill.

    B. Customer represents and warrants that its Clients shall use commercially reasonable efforts at all times to give prompt, courteous and efficient service to End Users, shall be governed in all dealings with such End Users by the highest standards of honesty, integrity and fair dealing, including compliance with all applicable laws, ordinances and regulations, and shall do nothing which would tend to discredit, dishonor, reflect adversely upon, or in any manner injure the reputation of USWC or the Services covered by this Agreement and the quality image associated with USWC or such Services. In addition, Customer represents and warrants that its Clients will comply with all of the following in the course of providing operator assisted calls:

        1. prior to the commencement of charging, identify the provider of service (using the provider name that will appear on the End User's bill), for each call Clients respond to, thereby giving the End User a reasonable opportunity to terminate the call without incurring a charge;

        2. upon an End User's request, quote accurate rates and charges prior to placing the End User's call, thereby giving the End User a reasonable opportunity to terminate the call without incurring a charge;

        3. rate each message from the origination point/city of the End User's call to the destination point/ city of the End User's call, notwithstanding that Clients may route the call to another carrier for completion; Clients must specifically agree not to rate any message from a point/city other than the origination point of the End User's call;

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

        4. agree to send USWC billing details that accurately identify the messages that were originated e.g. calling card, collect, etc;

        5. provide a prompt and efficient response and resolution to End User inquiries, including toll-free access to Clients' service locations and adequate facilities and personnel to handle such inquiries;

        6. provide expeditious handling and connection to the appropriate agency for emergency calls. Clients may handle emergency services directly or may contract with other providers of emergency services;

        7. grant USWC the right to use Customer's name on each page of the End User's bill which contains Clients' charges, as well as, Customer's logo when provided by Customer.

        8. grant USWC the right to include an informative message to the End User defining the relationship between USWC and Customer. In the event a regulatory agency requires that the provider of service be identified on the End User's bill in a specific state(s) then Customer may order the Custom Request Service described in Exhibit
             C.1 or select some other option as may be given by the regulatory agency.

C. Customer represents and warrants that there are no agreements between Customer and its Clients that would cause Customer to breach any term, condition or obligation of this Agreement.

D. Customer represents and warrants that it is the sole owner of the accounts receivable to be purchased by USWC pursuant to Section XIII, below.

E. Customer represents and warrants that it has its Clients' written permission to disclose to USWC any and all information necessary for USWC to perform Services hereunder. Further, Customer and its Clients agree to furnish any and all information, in a timely manner, as may be required by a regulatory agency pursuant to Section XVI below.

F. Prior to USWC's commencement of Services hereunder, Customer shall provide USWC with a valid carrier identification code ("CIC") issued by Bell Communications Research, Inc. ("Bellcore") for billing identification unless waived in writing by USWC.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

G. Customer understands that it is the responsibility of Customer to exclude any non-toll or non-MTS messages or other messages not covered under this Agreement, as described in Section I above, when submitting messages for Services under this Agreement; provided, however, that non-toll and non-MTS messages shall be covered under separate terms and conditions as referred to in Section I above.

H. Customer agrees to comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders.

I. Customer's failure (including the failure of one of its Clients), at any time, to comply with the requirements of this Section will constitute a breach of this Agreement, and will entitle USWC to cancel this Agreement pursuant to Section XVIII, and to invoke any other remedies available in law or equity. In addition, Customer will indemnify and hold harmless USWC from and against any claim by any third parties including, but not limited to, Customer's Clients and Clients' End Users. In such event, Customer agrees to pay any and all fines imposed on USWC and the provisions of
     Section XI shall apply.

IV.  Provision of Billing and Collection Services
     --------------------------------------------

 A. USWC interstate Services shall be provided in accordance with the terms and conditions of this Agreement.

 B. USWC Intrastate Services shall be provided in accordance with the Intrastate Access Service Tariffs (hereinafter "Intrastate Tariff") and the terms and conditions of this Agreement, which shall supplement the tariff to the extent not in conflict or inconsistent therewith. To the extent of any conflict or inconsistency between this Agreement and an Intrastate Tariff, the provisions of the Tariff shall control for so long as the intrastate Services remain tariffed and, thereafter, shall be provided in accordance with this Agreement.

 C. Monthly charges shall be on the basis of usage, if applicable, multiplied by the price elements as set forth in Exhibit C.

 D. In the event of a Federal Communications Commission ("FCC") order or any state regulatory order which may cause USWC an increase in the cost for providing intrastate and interstate Services, USWC reserves the

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
     right to modify its rates for intrastate and interstate Services retroactive to the effective date of such order. In such event, Customer reserves the right to terminate this Agreement upon 30 days written notice to USWC.

V.   Developmental Charge(s)/Service Commitment
     ------------------------------------------

 A. USWC consists of three distinct operating territories Central (including Malheur Home Telephone Company), Eastern and Western (hereinafter each operating territory shall be individually referred to as "USWC Territory").

 B. Customer understands and agrees that USWC requires a start-up fee ("Developmental Charge") for each CIC that is implemented and for each USWC Territory that is implemented. Such Developmental Charge shall be due and payable prior to the implementation date for each USWC Territory at the then current Developmental Charge. Any Developmental Charges paid prior to the execution of this Agreement shall be applied towards the total amount due. In the event USWC requires that Customer submit its messages under an Alternate Billing Entity Code ("ABEC") separate from Customer's CIC, solely for the purpose to facilitate its own requirements with respect to Services, USWC will not apply a Developmental Charge for such ABEC; however, if Customer has unique requirements that would necessitate a separate ABEC, developmental charges shall apply as described in Exhibit A, the Custom Request Service.

 C. For purposes of this Agreement the implementation date shall mean the date when USWC receives, from Customer, the first live billing data to be billed to the End Users after the effective date of this Agreement.

 D. Customer understands and agrees that USWC requires an annual minimum (hereinafter "Service Commitment") for each CIC that is implemented. For purposes of this Section, USWC will not require a separate Service Commitment for an ABEC when such ABEC is required solely to facilitate USWC's requirements with respect to providing Services and will apply the actual charges for such ABEC towards the Service Commitment due for the CIC(s) implemented as described below. If Customer has unique requirements that would necessitate a separate ABEC, then a Service Commitment will be required for each ABEC under the same terms as required for each CIC. Such Service Commitment is required for Customer's actual charges incurred for Services rendered to Customer as follows: 1) if Services are provided in one USWC Territory, the Service Commitment

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
     is $40,000 each year, and 2) if Services are provided other USWC Territories a Service Commitment of $10,000 is required each year for each additional USWC Territory in addition to the $40,000 Service Commitment required for the first USWC Territory. The Service Commitment will be due and payable as follows:

 1. If the actual charges incurred by Customer for each USWC Territory do not meet or exceed the Service Commitment, USWC will conduct a true-up at the end of the twelve month period beginning with the first USWC Territory implemented (hereinafter "First Settlement Period"). Such true-up will be calculated as follows: (1) if USWC implements all USWC Territories on the same implementation date then the entire Service Commitment is due no later than the First Settlement Period; or (2) in the event Services are implemented on different dates the $40,000 Service Commitment for the first USWC Territory and the Service Commitment(s) for any additional USWC Territories will be prorated for the First Settlement Period.

 2. Each year during the term of this Agreement, USWC will invoice Customer on the anniversary date of the First Settlement Period for the difference between the total Service Commitment due and the actual recurring and non-recurring charges incurred by Customer each year during the term of this Agreement across all USWC Territories. Developmental charges paid by Customer will be applied to the First Settlement Period. Customer agrees to pay USWC any amounts due in accordance with the provisions of Section VI below.

 3. Upon termination of this Agreement, the Service Commitment will be prorated using the number of days beginning with the previous settlement period to the date of termination. USWC will invoice Customer for the difference between the total Service Commitment due and the actual recurring and non-recurring charges incurred by Customer across all USWC Territories. Such amount will be invoiced to Customer and is due and payable in accordance with the provisions of Section VI below.

 4. If termination of this Agreement occurs twelve months after the effective date of this Agreement, or sooner, USWC will conduct a true-up as follows:
     1) USWC will prorate the Service Commitment beginning with each implementation date, for each USWC Territory, to the date of termination; and 2) will calculate the difference between the total Service Commitment due and the actual recurring and non-recurring charges (including

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

     Developmental Charges) paid by Customer across all USWC Territories. Such amount will be invoiced to Customer and is due and payable in accordance with the provisions of Section VI below.

 E. If Customer has an agreement in effect with USWC and is currently purchasing Services from USWC, this Agreement will supersede such agreement and the Service Commitment will apply as described above and the Development Charges will apply if applicable.

VI.  Prices/Payment
     --------------

 A. Except as specified in Section IV of this Agreement, and except for Services provided pursuant to an Intrastate Tariff (to the extent the tariff rates differ from the prices specified in Exhibit C), all Services provided pursuant to this Agreement shall be provided at the prices specified in Exhibit C. Furthermore, Customer understands that USWC is currently filing new price lists or tariff rates for Services in the individual states. If Customer elects Option 1, as described in Exhibit A, II, Customer understands that the rates for Interstate Services will become effective on the first date stated above and the rates for Intrastate Services will become effective as each tariff filing is approved or the price list filing is completed in the individual states. If Customer elects Option 2, as described in Exhibit A, II, the rates for both Interstate and Intrastate Services will become effective as each tariff filing is approved or the price list filing is completed in the individual states.

 B. Customer's payment shall be due on the payment due date reflected on USWC's invoice. Upon advance written notification to Customer, USWC reserves the right, at its sole discretion, to deduct (net) any amounts past due and owing USWC for any Services provided to Customer, from any funds or proceeds due Customer from USWC, arising from accounts receivable settlements. USWC is not required to deduct (net) amounts past due to prevent Customer from being in default of this Agreement.

 C. If a payment would be due on a Saturday, Sunday or bank holiday, payment for the amount due USWC will be as follows:

       1. If such payment date falls on a Sunday or on a holiday which is observed on a Monday, the payment date shall be the first non-holiday day following such Sunday or holiday.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                        Confidential Treatment Requested. The
                                        redacted material has been separately
                                        filed with the Commission.


       2. If such payment date falls on a Saturday or on a holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment date shall be the last non-holiday day preceding such Saturday or holiday.

D. Any payment received by USWC after the payment date or any payment received in funds which are not immediately available to USWC on the payment date will be subject to a late payment penalty. If late payment charges are not permitted by local jurisdiction for this Service, this provision shall not apply. If applicable, the late payment penalty shall be the portion of the amount due USWC received after the payment date, times a late factor of
    (*)    per day compounded daily for the number of calendar days from the payment date to and including the date that Customer actually made the payment to USWC, which would result in an annual percentage rate of (*).

E. Any late payment resulting from bank error will not be subject to the late payment penalty provided Customer can verify that it was not at fault. It is the responsibility of Customer to notify the banks involved for resolution of the bank error.

F. Any dispute associated with Customer's payment shall be governed by the provisions of Section VII. of this Agreement. Should the dispute not be resolved by the Payment Date of the amount due, Customer shall, notwithstanding the continuing existence of the dispute, pay the billed amount in accordance with the terms defined in this Agreement.

VII.  Dispute Resolution
      ------------------
      In the event of any dispute between USWC and Customer with respect to the terms and conditions of this Agreement, or any subject matter referred to in or governed by this Agreement, except disputes in which a party seeks equitable relief, then such disputes shall be settled as follows:

 A.   Escalation Procedures
      ---------------------

      All disputes between the parties with respect to any subject listed in the preceding paragraph shall be escalated through normal business procedures to the officer level prior to the commencement of any arbitration proceeding.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

B.  Arbitration

    1. As between the parties hereto, all questions as to rights and obligations arising under the terms of this Agreement and the Intrastate Tariffs are subject to binding arbitration.

    2. Either party may make a demand for binding arbitration by filing with the other a demand in writing signed by an officer of the complaining party.

    3. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) business days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex party.

    4. Arbitration shall take place in the principal headquarters city of the party against whom the demand for arbitration has been filed and a single hearing before the arbitrator(s) of the matter to be arbitrated shall take place at the time and place within said city as is selected by the arbitrator(s). The arbitrator(s) shall select such time and place promptly after his/her (or their) appointment, provided that the time scheduled for the hearing shall not be later than thirty (30) business days after the date of appointment of the arbitrator(s). The arbitrator(s) shall give written notice thereof to each party at least ten (10) business days prior to the date so fixed. In the event a panel of three arbitrators is necessitated by the parties' inability to agree upon a single arbitrator, such notice of the time and place of the hearing shall also identify the third member of the panel.

        At the hearing, any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge a binding decision in writing and

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
        cause a copy thereof to be delivered to each of the parties within ten
        (10) business days of the hearing date.

    5. The determination of the panel shall be by majority vote, with each arbitrator having a single vote. The award rendered by the arbitrator (or the majority if more than one) shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction.

    6. Prior to the scheduled hearing date, the parties shall agree on procedures to be used in connection with the arbitration, except as they may conflict with the specific provisions contained in this Section VII. To the extent the parties cannot agree upon procedures, the arbitration shall be conducted in accordance with the Commercial Rules of The American Arbitration Association (AAA) but not necessarily under the auspices of the AAA.

    7. The costs of such arbitration shall be borne equally by the parties; provided, however that each party shall bear its own expense in prosecuting or defending a claim; and provided further that the arbitrator(s) shall assess the costs and expenses of an arbitration proceeding against a party if the arbitrator(s) determines that the prosecution or defense of a claim was frivolous in nature.

VIII.  Audit
       -----
   A. For purposes of this Section, an audit or review shall mean a comprehensive audit/review encompassing multiple services and multiple departments (hereinafter "Audit"). An Audit of USWC by Customer may consist of an Audit of USWC's operations on information described in paragraph C. below; an Audit of Customer by USWC may consist of an Audit of Customer's operations on information described in paragraph D. below. Each party may conduct not more than two (2) Audits in any twelve (12) month period during the term of this Agreement over all three USWC Territories. If an Audit is requested in only one or two USWC Territories, it shall be counted as one Audit. For purposes of this Section, an examination shall mean an inquiry on a single issue or a specific topic ("Examination(s)"). Examinations shall be limited to a total of three Examinations in any twelve (12) month period during the term of this Agreement regardless if the request is in one or more USWC Territories. Examinations

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       may be conducted as needed, subject to the agreement of the party being examined, which shall not be unreasonably denied. Both parties agree that the Audit or Examination shall be limited to the subject matter outlined in the written notification as described in paragraph B. below. Any claim resulting from an Audit or Examination must be supported by a statistically valid sample.

   B. In requesting an Audit or Examination, the requesting party shall give no less than forty-five (45) days written notice of intent to Audit or to commence an Examination. Such notice shall identify whether the requesting party will perform an Audit or Examination, the date upon which the Audit or Examination is to commence, the location, the requesting party's representatives, the subject matter of the Audit or Examination, specific materials to be reviewed including the number and type of accounts, type of message details, and the time period covering the materials or records subject to the Audit or Examination. The parties shall mutually agree on the commencement date and subject matter of such Audit or Examination; such agreement shall be reduced to writing.

   C. The right to conduct an Audit or Examination of USWC, as described in this paragraph, is limited to Customer and shall not be extended to Customer's Clients. Upon written notice by Customer to USWC, Customer shall have the right, through its authorized representative, to conduct an Audit or Examination pursuant to Paragraph B. above, all such records and accounts as may under recognized accounting practices contain information bearing upon (i) amounts being billed to Customer's Clients' End Users by USWC as part of its provision of Services to Customer, and
       (ii) the charges to Customer for such Services. The information subject to the Audit or Examination will be limited to the period of time for which the Service(s) were provided. All information received or reviewed by Customer or its authorized representative is considered confidential and is not to be distributed, provided or disclosed in any form to anyone not involved in the Audit or Examination, nor is such information to be used for any other purpose. USWC shall not be required to produce directly to Customer's auditors source documents which contain information relating to other entities for whom USWC is providing Services other than Customer's Clients'. Where source documents contain information relating to one or more entities commingled with information relating to Customer's Clients', USWC shall provide and Customer shall accept extracts of such documents or masked

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
        documents which contain only information pertinent to Customer's
        Clients'.

   D. Upon reasonable written notification by USWC to Customer, USWC or its authorized representatives shall have the right to commence an Audit or Examination pursuant to Paragraph B. above, of such source documents, systems, records and procedures as may, under recognized accounting practices, contain information bearing upon the content of billing records sent by Customer to USWC for billing, including but not limited to, the types and ages of billing records. Such billing records shall be limited to the messages submitted to USWC, by Customer, for billing purposes.

   E. All costs incurred by USWC, on behalf of Customer, during the course of an Audit or Examination of Customer's records, as ordered by a third party, will be the responsibility of Customer. A detailed estimate will be prepared based upon Customer's written notice and/or specifications supplied by Customer in accordance with the terms described in Exhibit A, Consulting Service. The estimate provided to Customer via certified mail will be valid for a period of thirty (30) days from the date the estimate was received by Customer. The estimate and any subsequent revisions must be approved in writing by Customer prior to USWC performing such services or Customer incurring any costs.

   F. Adjustment to the charges payable to either party under this Agreement or the Intrastate Tariffs shall be made to correct errors or omissions disclosed by the Audit or Examination if mutually agreed to by the Parties or directed through arbitration. Corrective action shall be initiated within thirty (30) days of the mutually agreed upon resolution of a claim or of an arbitrator's award.

 IX.   Limitation of Liability/and Warranty
       ------------------------------------

   A. USWC agrees to use reasonable efforts to provide Services hereunder in the same manner as it provides for its own like billing and collection services. Customer and USWC agree to use best efforts to provide each other verbal notification immediately upon discovery of billing errors followed by written notification within thirty (30) days. Such written notification shall contain detailed information to aid in identifying the cause of the billing error and its correction. USWC agrees to extend its best efforts to correct billing errors within thirty (30) days of notification (by Customer) or discovery (by USWC).

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

       Where meeting the thirty (30) day objective is not possible, USWC will notify Customer of the expected resolution date. The above described warranty is the only warranty provided in connection with this Agreement. THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR QUALITY.

   B. Customer will pay USWC for the correction of billing errors caused by any inaccurate or incomplete Customer instructions whether written or verbal. Further, Customer will pay for the correction of billing errors resulting from billing details passed to USWC that are not accurately identified or any other billing error resulting from Customer's failure to perform in accordance with Section III.

   C. Absent knowing and willful misconduct, USWC's total liability and Customer's sole and exclusive remedy for any loss, cost, claim, injury, liability, or expense, including reasonable attorneys' fees, regardless of theory, shall be limited to the actual damages as follows:

       1. If USWC, due to its error or omission, loses, damages or destroys Customer's Clients' recorded messages while providing Services and USWC cannot bill or rebill the messages, USWC will estimate the volume of the messages and associated revenue based on the most comparable previously known values less uncollectibles and charges for Services commensurate with such revenue. Where the most comparable values are unknown the estimated revenue associated with such unbilled messages will be mutually agreed upon.

       2. If USWC, due to its error or omission, fails to process the Customer's Clients' messages or processes the messages incorrectly, the parties agree that USWC will promptly, upon correction of the billing system error, reprocess the messages. If, however, in the judgment of either party some or all of such reprocessing will not be done within ninety (90) days from the initial receipt of the messages and is determined unfeasible from an economic, technical or marketing perspective, such party can request that some or all of the reprocessing not be done. If both parties agree not to reprocess, USWC shall pay to Customer an amount equal to the estimated revenue associated with such unbilled messages as described

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
           above less uncollectibles and charges for Services commensurate with such revenue.

       3. When USWC discovers or is notified in a timely manner that, due to its error or omission, incomplete Billing Information Services detail has been provided to Customer, USWC will make every reasonable effort to recover and provide the detail to Customer at no additional charge.

   D. Upon payment of any revenue to Customer under Paragraph C, above, USWC shall be entitled to recover charges for Services commensurate with such revenue.

   E. In the event the parties cannot agree that reprocessing is feasible or cannot agree on a revenue settlement, the parties agree to utilize Exhibit B, Sections B.10, B.11 and B.12 to resolve the dispute.

   F. USWC assumes no liability for accuracy of messages recorded by Customer's Clients and provided by Customer to USWC for billing.

   G. Customer's liability to USWC (as distinct from Customer's obligation to pay for Services provided pursuant to this Agreement) for any loss, cost, claim, injury, liability, or expense, including reasonable attorneys' fees, regardless of theory, shall be limited to the amount of actual damages incurred.

   H. The parties may be liable to each other for any indirect or special damage arising out of or in connection with knowing or willful misconduct. In no other event shall either party be liable to the other for consequential damages.

X.     Data Retention
       --------------

       Customer agrees to retain copies of all files transmitted or in any other fashion forwarded to USWC for a minimum of ninety (90) calendar days after date of original transmission to USWC. Customer further agrees to retransmit or reforward files upon request of USWC at no cost to USWC. Such retransmission or reforwarding will take place no later than three
       (3) calendar days from receipt of a request from USWC. However, in the event that the original transmission cannot be received by USWC due to transmission system failure, improperly formatted data on the file, or other reason, Customer will

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       immediately retransmit the file upon correction of the problem causing the failure.

XI.    Indemnification
       ---------------

  A. Customer will indemnify and hold harmless USWC from and against any loss, cost, claim, liability, damage expense (including reasonable attorney's fees) to third parties (including, but not limited to, Customer's Clients and Clients' End Users), relating to or arising out of negligence or misconduct by Customer or its Clients, its employees, agents, or contractors in the performance of this Agreement or in the manner of providing services to its own End Users. In addition, Customer will, to the extent of its negligence or misconduct, defend any action or suit brought by a third party against USWC for any loss, cost, claim, liability, damage or expense relating to or arising out of negligence or misconduct by Customer or its Clients, their employees, agents, or contractors, in the performance of this Agreement.

  B. USWC will notify Customer promptly in writing of any written claims, lawsuits, or demand by third parties for which USWC alleges that the Customer is responsible under this section and tender the defense of such claim, lawsuit or demand to Customer.

XII.   Taxes
       -----

  A.1  General Provisions: Customer (or Customer's Client(s)) shall be liable
       -------------------
       for all Federal, state, or local sales, use, excise, gross receipts, or other taxes or tax-like fees, imposed on or with respect to Customer's (or Customer's Client(s)) services (hereinafter referred to "Tax(es)", including Taxes imposed directly on USWC and relating to Customer's (or Customer's Client(s)) services. Customer shall, where permissible by law, file returns or reports relating to such Taxes, and pay or remit all such Taxes and other items to the appropriate taxing authority.

  A.2 USWC shall use the same tax practice and procedures (including exemption procedures) to apply, bill, and collect taxes on new and existing services that are the subject of this Agreement that it uses or would use to apply Taxes on similar or comparable USWC services rendered to other non-exempt customers of USWC, unless notified in writing to do otherwise. However, USWC shall not bill Taxes, the effect of which are passed on to End User customers pursuant to tariff or accepted state regulatory practice, unless Customer (or Customer's

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

       Client(s)) has filed with the appropriate regulatory commission or other agency tariffs or notice that will authorize such pass-on. In such event, Customer will provide USWC with sufficient notice and documentation to implement such pass-on. Customer has the right to review USWC's tax procedures and supporting documentation. USWC will implement any tax law changes into its procedures as required by applicable tax law, however, in no instance shall USWC be given less than sixty (60) days to implement such changes.

  A.3 Customer understands and agrees that USWC is merely providing Services with respect to the billing and collection of Taxes hereunder. USWC shall not be responsible for billing any foreign state taxes associated with a jurisdiction outside of USWC's operating territory to Customer (or Customer's Client(s)) services unless billing information, with respect to such Taxes, is provided to USWC by Customer.

  A.4 When notified by Customer to change its tax procedures with respect to applying and billing Taxes on Customer (or Customer's Client(s)) services, USWC shall, within the constraints imposed by its billing system, implement such tax procedures as Customer advises and charging Customer for the costs of such change; provided that USWC shall pay for any change required in order to ensure that its billing system properly accounts for all taxes if such change also applies to all USWC End Users. To the extent USWC's billing system cannot accommodate such requested change without significant modifications, USWC shall continue to use the same tax procedures it uses for similar or comparable USWC services, again excepting tariffed or regulatory approved tax items as described in Paragraph A.2 above, and will be held harmless by Customer for using such procedures except in the case of gross or willful negligence. In no event shall USWC be liable for anything other than penalties that may apply, and Customer (or Customer's Client(s)) shall be liable for Taxes and interest owed.

  A.5 USWC shall not be entitled to retain or receive from Customer any statutory fee or share of Taxes to which the person collecting such Taxes is or may be entitled under applicable law.

  A.6 USWC shall use the same tax exemption status with respect to Customer (or Customer's Client(s)) End Users as it uses for its own customers, and to the extent necessary, furnish to Customer copies of such information as may be

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       in its possession regarding tax exemptions of End Users and services related to Customer (or Customer's Client(s)), but without warranty as to accuracy or completeness.

  A.7 USWC shall furnish to Customer on a monthly basis all information and reports reasonably necessary for Customer (or Customer's Client(s)) to file its tax returns, according to delivery schedules provided to USWC by Customer, from time to time, that are mutually agreed upon by the Parties. Such information and reports shall be in the format normally used by USWC in the preparation of its own tax returns unless mutually agreed otherwise. Customer (or Customer's Client(s)) shall file all returns for all such Taxes with the applicable taxing authority and pay or remit all such Taxes to the applicable taxing authority. USWC shall have no responsibility for the filing of returns of payments of Taxes.

  B.1  Taxes - Indemnity and Recourse: Customer (or Customer's Client(s)) shall
       -------------------------------
       be responsible for payment of all Taxes imposed on Services performed by USWC under this Agreement, the cost of which were not part of the price agreed upon for such Services under this Agreement. Should any Federal, State or local jurisdiction determine that any such additional Taxes are due by USWC as a result of USWC's performance of any obligation under this Agreement, USWC will so advise Customer, allow Customer to participate in the audit process regarding such issue, and secure Customer's concurrence prior to making any remittance of said Tax to the jurisdiction. Customer (or Customer's Client(s) agrees to be liable for any such Tax, interest, penalties and surcharge, but retains the right to protest the assessment. If Customer disagrees with any assessment of Taxes due by USWC or disagrees with an assessment of any additional Tax penalty, surcharge and interest due by USWC as a result of USWC's performance of any obligation under this Agreement, Customer shall, at its option and expense (including payment of any such assessment prior to final resolution of the issue), have the right to seek a ruling as to the applicability of any such Tax or to protest any assessment and participate in any legal challenge to such assessment, but shall be liable for any Tax, penalty, surcharge and interest ultimately determined to be due. USWC shall, when requested by Customer and at Customer's expense, cooperate or participate with Customer in any such proceeding, protest or legal challenge.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

  B.2 Customer (or Customer's Client(s)) will indemnify, hold harmless, and defend (at Customer's expense) USWC from and against any liability resulting from any Taxes, penalties and interest, loss, cost, claim, liability, damage, cause of action, or expense (including reasonable attorney's fees) relating to or arising out of Customer's (or Customer's Client(s)) failure (to the extent not attributable to a negligent act or omission of USWC) to pay any Tax or file any return as required by law or to comply with any applicable tax laws or regulations, or relating to USWC's obligations concerning Taxes, including Taxes imposed directly on USWC and relating to Customer's (or Customer's Client(s)) services, in accordance with this Agreement. If Customer disagrees with an assessment of any additional Taxes, penalty, addition to Tax, surcharge, or interest due by USWC as a result of USWC's performance of any obligation under this Agreement, or disagrees with a determination that an additional charge is applicable to USWC's billing to Customer for Services under this Agreement, Customer shall, at its option and expense (including, if required by law, payment of any such assessment prior to final resolution of the issue) have the right to seek administrative relief, a ruling, judicial review (original and appellate level), or other appropriate review (in a manner deemed appropriate by Customer), as to the applicability of any such Taxes, penalties, interest or additional charges, or to protest any assessment and direct any legal challenge to such assessment, but shall be liable hereunder for any such amount ultimately determined to be due. Notwithstanding the above, such indemnity is conditioned upon USWC providing Customer notification (such notification to be provided within five (5) business days of receipt by USWC's Tax Department of said assessment) of any proposed assessment of any additional Taxes, penalty or interest due with respect to this Agreement. USWC shall, when requested by Customer and at Customer's expense, cooperate or participate (but not control) with Customer in any such proceeding, protest or legal challenge and if USWC's participation is not requested by Customer, USWC may participate (but not control), at its own expense, in any such proceeding, protest or legal challenge.

  B.3 USWC agrees to indemnify, hold harmless, and defend at USWC's expense, Customer from and against any liability or loss arising from additional Taxes and interest (including reasonable attorney's fees) incurred by Customer as a result of:

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

     B.3.1 the willful failure of USWC to provide Customer, pursuant to Section XII hereof, accurate and complete information with which to file its Tax returns and remit payment; or

     B.3.2 the willful failure of USWC to accurately calculate and bill appropriate Taxes pursuant to Section XII hereof.

   B.4 USWC agrees to indemnify, hold harmless, and defend at USWC's expense, Customer from and against any liability or loss arising from additional penalties incurred by Customer as a result of:

     B.4.1 negligent failure of USWC to provide Customer, pursuant to Section XII hereof, accurate and complete information with which to file its Tax returns and remit payment; or

     B.4.2 the negligent failure of USWC to accurately calculate and bill appropriate Taxes pursuant to Section XII hereof.

C.1     Taxes - Gross Receipts Taxes: As a supplier of billing and collection
        ----------------------------
        services, USWC is billing Customer's (or Customer's Client(s)) revenues for a specific fee. USWC shall not report these billings as its own receipts for gross receipts tax purposes or any other tax purpose.


XIII.   Purchase of Accounts Receivable
        -------------------------------

        USWC will purchase from Customer its accounts receivable that arise from bills rendered by USWC to End Users. The purchase of accounts receivable will be limited to Amounts Due Customer (as described in Exhibit B, Section B.2) when USWC provides Services for Customer. USWC's purchase of Customer's accounts receivable shall be with full recourse as set forth in Exhibit B.

XIV.    Limitations Period
        ------------------

        No claim or demand under this Agreement, including demands made under the arbitration section hereof, or any other demand or claim with respect to this Agreement may be made or brought by either party more than two years after the date of the event that gave rise to the demand or claim except that: 1) the limitation period herein shall not apply to claims for revenue due Customer from its End Users to the extent USWC has collected and retained such revenue; 2) a demand or claim for indemnification under

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       this Agreement may be made or brought by a party for two years after the accrual of the cause of action for indemnity; and 3) any claim in the nature of fraud or concealment may be brought within two years of discovery of the existence of such fraud or concealment.

XV.    Term and Termination of Agreement
       ---------------------------------

   A. This Agreement will become effective on the day written above and shall continue through March 31, 1996, unless both parties mutually agree, in writing, to terminate or renew this Agreement earlier.

XVI.   Proprietary and Confidential Information
       ----------------------------------------

   A.  General Provisions:  Designation of Proprietary Information. In
       -----------------------------------------------------------
       connection with the Services to be provided by USWC to Customer hereunder, USWC and Customer may find it necessary or beneficial for a party to disclose to or receive from the other party, specifications, files, drawings, data, records, reports, computer programs or other technical and business information ("Proprietary Information") which the disclosing party considers proprietary and confidential.

       1. For the purpose of this Agreement the following shall be Proprietary Information of the disclosing party:

           a. All traffic and usage data internally generated by Customer or its Clients or USWC in the normal conduct of providing services, e.g., exchange access, information access or other telecommunications or information services.

           b. Except as otherwise specifically provided for in this Agreement, all tools and materials including, but not limited to, software, files, data bases, design documents and reports used by the disclosing party to produce data pursuant to this Agreement.

       2. For the purpose of this Agreement the following shall be Proprietary Information of USWC:

           a. All End User account information except account information that Customer purchases from USWC under a separate agreement.

           b.  All information associated with USWC-owned public telephones.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

    3. For the purpose of this Agreement the following shall be Proprietary Information of Customer:

        a. Any lists that Customer may provide to USWC that contain the names of Customer's Clients.

B.  Protection of Proprietary Information. With respect to Proprietary
    -------------------------------------
    Information provided to the receiving party under this Agreement, the receiving party agrees to:

     1. hold the Proprietary Information in confidence and to protect it to the same degree it protects its own proprietary and confidential information;

     2. restrict disclosure of the Proprietary Information solely to those employees, contractors and agents of the receiving party (and its affiliates) with a need to know, and not disclose it to any third party; provided, however, that Customer may disclose Client's own End User Account Information to its Client that provided services to the End User;

     3. those employees, contractors and agents of their obligations with respect to the Proprietary Information; and

     4. use the Proprietary Information only for the purposes of this Agreement, except as may otherwise be mutually agreed upon in writing.

        Each party acknowledges that in the performance of Services hereunder, a party's Proprietary Information may be commingled with Proprietary Information of the other party or with the Proprietary Information of third parties. Accordingly, the parties shall, to the extent practicable, use good faith efforts to ensure that such Proprietary Information shall be masked or rendered mechanically inaccessible to other party. However, there may be instances in which efforts to mask or screen such Proprietary Information are impracticable, or in which disclosure is inadvertent. In such instances, the receiving party will neither use or disclose the Proprietary Information except as required to fulfill its obligations pursuant to this Agreement.

C.  Information Not Subject to Section XVI. The receiving party shall have no
    --------------------------------------
    obligation to preserve the proprietary nature of any information which:

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

     1. was previously known to the receiving party free of any obligation to keep it confidential, or

     2. is disclosed to third parties by the disclosing party without restriction, or

     3. is or becomes publicly available by other than unauthorized disclosure, or

     4. is independently developed by the receiving party, Information shall not be deemed to be in the public domain or in the receiving party's possession or knowledge merely because such information is embraced by more general information in the public domain or in the receiving party's possession or knowledge.

D. Requests for Information. In the event either party is requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar legal process) to disclose Proprietary Information of the other, or Client, to any lawfully constituted authority, it is agreed that the party requested or required to furnish the Proprietary Information will provide the other party with timely notice in order for that party to seek a protective order. To avoid the administrative burdens associated with such advance notice of protective arrangements, either party may respond to routine Customer requests, legal process or lawful demand involving the disclosure of Proprietary Information. A party may disclose or provide Proprietary Information of the other party to implement, effect and enforce the party's tariffs or to meet the requirements of a court, regulatory body or government agency having jurisdiction over the party; provided that, the party making the disclosure shall notify the other party so as to give that party a reasonable opportunity to object to such disclosure. A party may not unreasonably withhold approval of protective arrangements provided by any such court, regulatory body or government agency. Nothing in this Section requires either party to support or not support the position of any person or entity on the issue of whether any particular Proprietary Information is proprietary under applicable law or this Agreement.

E. The provisions of this Section XVI shall survive the termination of this Agreement, and, at the same time of termination, the receiving party shall, if practicable and

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       upon request, return the Proprietary Information of the disclosing party which is in tangible form.

XVII.  Force Majeure
       -------------
  A. Neither party shall be held liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence, such as acts of God, acts of civil or military authority, government regulations, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, strikes, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers (collectively referred to as "Force Majeure Conditions").

  B. If any such Force Majeure Condition occurs and results in a delay or failure in performance of any part of a party's obligations under this Agreement for more than sixty (60) calendar days, the other party may, by written notice given to the party whose performance was delayed or who failed to perform, immediately terminate that part of this Agreement that shall be affected by such delay or failure to perform, without penalty.

XVIII. Default
       -------

  A. In addition to all other rights and remedies provided herein or at law or equity, either party shall have the right to cancel this Agreement in whole or in part, without any further obligation to the other (excepting obligations incurred prior to the effective date of cancellation) if the other party is in breach or default of this Agreement and such breach continues for thirty (30) days after written notification.

   B. Customer's failure to perform any of its obligations under this Agreement including, but not limited to, any representation or warranty made by Customer herein that is misleading or materially inaccurate shall be deemed to be a default.

   C.  A Party may cure a material breach by taking all of the following steps:
       (1) notifying the nonbreaching party, in writing, that the breaching party wishes to cure the breach and continue the Agreement; (2) terminating any breaching acts, omissions, or behaviors; (3) correcting

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       any existing breaches including, but not limited to, paying any charges due under this Agreement; and (4) providing security reasonably satisfactory to the nonbreaching party, (which may or may not include the provisions set forth in Section V.) for example, a performance bond in an appropriate amount. Any material breach must be cured expeditiously and within the thirty (30) day notice period.

XIX.   Amendments: Waivers
       -------------------

       This Agreement or any part thereof or any Exhibits hereto or documents referred to herein may be modified or additional provisions may be added by written agreement signed by or on behalf of both parties. No amendment or waiver of any provision of this Agreement and no consent to any default under this Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of any party to strictly enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

XX.    Assignment

       Any assignment by either party or any right, obligation or duty, in whole or in part, or of any other interest hereunder, without the written consent of the other party, which shall not be unreasonably withheld, shall be void; provided however, that such consent is not required from Customer when the proposed assignment is to be made to any parent, subsidiary of parent, affiliate or successor of USWC. All obligations and duties of any party under this Agreement shall be binding on all successors in interest and assigns of such party.

XXI.   Notice and Demands
       ------------------

       Except as otherwise provided under this Agreement, all notices, demands, or requests which may be given by any party to the other party shall be in writing and shall be deemed to have been duly given on the date delivered in person or deposited, postage prepaid, in the United States mail, and addressed as follows:

                                    Notice

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

               To Customer:
               ------------

               Mark Stodter
               Telco Development Group of Delaware
               4219 Lafayette Center Drive
               Chantilly, Virginia 22021


                    To USWC
               Sam Radetsky
               U S WEST Communications, Inc.
               1801 California, Room 2110
               Denver, Colorado 80202

       If personal delivery is selected as the method of giving notice under this section, a receipt of such delivery shall be obtained. The address to which such notices, demands, requests, elections or other communications is to be given by either party may be changed by written notice given by such party to the other party pursuant to this Agreement.

XXII.  Third-Party Beneficiaries
       -------------------------

       This Agreement shall not provide any person not a party to this Agreement, specifically including, but not limited to, Customer's Clients, with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

XXIII.  Governing Law
        -------------

       This Agreement shall be governed by the substantive laws of the State of Colorado.

XXIV.  Confidential Status
       -------------------

       The parties acknowledge that this Agreement contains commercially confidential information which may be considered proprietary by either or both parties, and agree to limit distributions of the Agreement to those individuals in their respective organizations with a need to know the contents of the Agreement. Customer may, however, use the terms of this Agreement in its contracts with its Clients provided that such contracts incorporate the same confidentiality provisions of this Section XXIV. The parties further agree to seek commercial confidential status for the Agreement with any regulatory commission

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
       with which the Agreement must be filed to the extent such a designation can be secured.

XXV.  Lawfulness of Agreement
      -----------------------

       This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders. If a court or a governmental agency with proper jurisdiction determines that this Agreement, or a provision of this Agreement is unlawful, this Agreement or that provision of this Agreement, shall terminate. If a provision of this Agreement is so terminated but the parties legally, commercially, and practicably can continue this Agreement without the terminated provision, the remainder of this Agreement shall continue in effect.

XXVI.  Entire Agreement
       ----------------

       This Agreement and any Exhibits, Attachments or Schedules attached hereto, constitute the entire understanding between the parties and supersede all prior understandings, oral or written representation, statements, negotiations, proposals and undertakings with respect to the subject matter hereof.

XXVII.  Headings

       The headings in this Agreement are for convenience and shall not be construed to define or limit any of the terms herein or affect the meaning or interpretation of this Agreement.


                            SIGNATURE PAGE FOLLOWS


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

       IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

TELCO DEVELOPMENT GROUP                U S WEST COMMUNICATIONS, INC.
OF DELAWARE

By: /s/ Bryan Rachlin                  By: /s/ C. E. Osborn
    ------------------------               -------------------------
Printed Name: Bryan Rachlin            Printed Name: C. E. Osborn
              --------------

Title: President                       Title: Vice President-Diversified
       ----------------                Carrier Markets

Date: 3/27/95                          Date: 3-28-95
      -----------------                      --------------------------


                                       MALHEUR HOME TELEPHONE COMPANY

                                       By: /s/ James C. Jensen
                                           ----------------------------

                                       Printed Name: James C. Jensen
                                                     ------------------
                                       Title: President
                                              -------------------------
                                       Date: 04/17/95
                                             --------------------------

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                   EXHIBIT A

                        BILLING AND COLLECTION SERVICES


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                  PAGE
- -------                                                  ----
     Definitions                                           33

General
- -------
     General Terms and Conditions                          35

Services
- --------
     I      Custom Request                                 36

     II     Message-Based Billing                          37

     III    Non-Message Based Billing                      40

     IV     End User Account Activity                      41

     V      Ancillary                                      42

     VI     Message Investigation                          43

     VII    Billing Analysis                               44

     VIII   Billing Information                            47

     IX     Media Provisioning                             48

     X      Consulting                                     50


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                  DEFINITIONS

Accounts Receivable
- -------------------

An account evidencing a legally enforceable right to payment for services, rendered by Customer, or its Clients, and lawfully billed as charges on the USWC End User bill.

Adjustments - End User
- ---------------------

End User Adjustments are issued to debit or credit lawfully billed charges on the End User bill.

AMA
- ---

Automatic Message Accounting (AMA) is the process of capturing and storing the basic billing details of messages on magnetic tape.

Billing Evasion
- ---------------
Actions with the intent to circumvent or evade the proper charges, in whole or in part, resulting from telecommunications services.

Billing Service Charges
- -----------------------
USWC's charges to Customer for each of the Services provided for under this Agreement.

CARE/ISI
- ---------
Customer Account Record Exchange/Industry Standard Interface (CARE/ISI) is a current nationally standard format for providing data in a mechanized mode.

Casual Use Call
- ---------------

An End User call originated by dialing 10XXX.


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                 DEFINITIONS
                                 (continued)

End User
- --------
When End User is used throughout this Agreement, it shall be identified by one or more of the following elements:
1)   Account level.
     The End User has selected one of Customers' Clients as its primary interexchange carrier at the account level for one or more working lines, or has designated Customer's Client as such by allocation or other process.
2)   Line level.
     The End User has selected one of Customers' Clients as its primary interexchange carrier at the individual line level, or has designated Customer's Client as such by allocation balloting process .
3)   Casual Use.
     An End User who occasionally makes a call, via one of Customers' Clients, by dialing 10XXX or other dialing pattern is considered an End User at the account level for a single line account and at the line level for a multiline account.

End User Bill Date
- ------------------
The date which appears on the End User bill.

Exchange Message Interface (EMI)
- -------------------------------

An industry standard format used for the exchange of message data between Customer and USWC for the purpose of applying debit or credit amounts to the End User accounts.

Implementation Date
- -------------------
The date which USWC is capable to begin processing Customer's data.

Individual Case Basis (ICB)
- ---------------------------

A non-standard Services offering for which no fixed recurring or non-recurring charge has been set.

Treatment and Collection of End User Accounts
- ---------------------------------------------
Activities performed to collect End User amounts due billed by USWC on behalf of Customer.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                         GENERAL TERMS AND CONDITIONS
                         ----------------------------

USWC offers numerous services listed in this Exhibit A. USWC will provide only those services which Customer has ordered and which are listed in Exhibit C. Customer may request additional services pursuant to Section XIX of this Agreement.

Customer may request modifications to the basic services described herein; however, such modifications shall be in accordance with the Custom Request Services.

Services and prices were established assuming standard implementation as determined by USWC. A Customer may request Services that are not specifically addressed in this description or may request modification to the Services described, such requests are commonly referred to as "Custom Requests". Custom Requests will be reviewed to determine the feasibility of implementing the requested service or modification, see page A-1. In such cases where USWC agrees to fulfill the Customer's request, the specific terms, conditions and prices will be determined on an individual case basis (hereinafter referred to as "ICB") with each Customer and included in the Agreement and/or Agreement addenda.

All rights, title and interest in and to all designs, studies, plans, specifications, programs and software developed for a Custom Request Service is and shall remain the property of USWC. Customer and its Clients obtain no ownership rights to such "material" or the software or documentation developed as a result of its work on a Custom Request.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                           I. CUSTOM REQUEST SERVICE

Description
- -----------

Custom Request Service is the provision of new products, services or changes to existing products or services in response to a Customer's request and for which no standard price has been established. All Custom Requests will be reviewed by USWC to determine the feasibility of implementing the request and USWC reserves the right to deny any request. Where USWC agrees to provide the Custom Request Service, an estimate will be prepared based upon user needs document and/or specifications supplied by Customer. USWC, at the request of Customer, may prepare the user needs documents and/or specifications at prices set forth in the Consulting Service.

The estimate will include prices for non-recurring (developmental) and, if applicable, recurring prices. The costs used in developing price estimates include, but are not limited to; machine time, programming (coding), system design, system development, project system testing, business office methods and procedures development, order writer training, service representative training, miscellaneous hardware requirements (e.g. disks, tape, cartridges, computer ports, etc.).

USWC will process Customer's (or Client's) End User credit amount(s) as described in Exhibit E, The Provision of Billing and Collection Services of EMI Credit Records.

Scheduling of actual implementation date for Customer's Custom Request is dependent upon USWC's overall scheduling load and upon Customers approval of USWC'S estimate. Upon provision of a price estimate, changes to the specifications may require a revised specifications document and may result in a new price estimate and/or implementation date.

Price Application and Provisioning Parameters
- ----------------------------------------------

1. The prices used to establish the Custom Request Service will be developed on an ICB. The price estimate provided to Customer will be valid for a period of thirty (30) days from the date of the written estimate.

2. A non-recurring charge is applied for each EMI credit record/message type for which Customer orders.

Notice
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                       II. MESSAGE BASED BILLING SERVICE

Description
- -----------

USWC will provide Message Based Billing Service on the condition that USWC purchases the Accounts Receivable with a provision for uncollectible recourse.

USWC reserves the right to reject any messages that are submitted to USWC ninety
(90) days or later after the date of message and will return such messages to Customer as unbillable messages.

A.   Bill Processing is the preparation of billing data to be included on the
     ---------------
     End User bill. Bill Processing includes toll master file processing, posting of rated messages and rate elements, maintenance of accounts, and pre billing unidentified message investigation.

     1.  MTS Message-Billed Processing is a billing service for an End User
         -----------------------------
         account where individual messages or groups of messages are posted to the account and listed on the bill rendered to the End User.

     2.  Bulk Message-Billed Processing is a billing service for an End User
         ------------------------------
         account having a WATS access line or WATS-type service access line where individual messages are NOT posted to the account and NOT listed on the bill rendered to the End User. A bulk-billed message is a Customer message which is used to develop Customer bulk-billed charge.

B.  Bill Rendering is the preparation of the bill, maintenance of the End User
    --------------
    data base, performing purchase of accounts receivable settlements, mailing of the bill to the End User, processing payments, and collection services.

C.  Call Handler Labeling is the printing of the name of Customer's Client on
    ---------------------
    the End User bill identifying Client as the carrier handling the End User call with traffic separated by line number.

D.  Inquiry Service is the handling of telephone calls or correspondence from an
    ---------------
    End User(s) regarding charges billed for the Customer's Clients' service. Inquiry Service also includes the application of credits and adjustments to End User accounts. If Customer purchases Standard Inquiry Service and the End User refuses to pay certain sustained charges, USWC will not knowingly adjust these charges

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                        Confidential Treatment Requested. The
                                        redacted material has been separately
                                        filed with the Commission.

     without prior notification to Customer. If Customer purchases Limited Inquiry Service and the End User refuses to pay certain sustained charges, USWC may adjust these charges without prior notification to Customer.

     Customer may change its selection for Inquiry Service with written notice to USWC on or before October 1st of each calendar year. Such change will be effective January 1st of the following year.

E.   NonStandard Data Entry is the transforming of a non-standard message into
     ----------------------
     Exchange Message Interface (EMI) format (industry standard) in order to process. It includes editing and verification that required data is present.

Price Application and Provisioning Parameters
- ---------------------------------------------
1.  Bill Processing charges apply on a per message basis.

2. Non-Standard Data Entry charges apply on an individual case basis (ICB). (If Customer provides USWC messages in EMI format this charge does not apply.)

3.  Customer must elect either Option 1 or Option 2 for MTS Services as follows:

    OPTION 1, Bill Processing charges apply on a per message basis by state on a
    monthly basis. The rate of   (*)  will be applied in each state when
    Customer submits   (*)   average messages per bill. The rate of  (*)  will
    apply in each state when Customer submits 14.5 or more average messages per bill. At the end of each calendar year, USWC will take a composite average of messages per bill and will apply the applicable rate described above. If this results in a more favorable rate to Customer than the actual charges billed, Customer will receive the benefit of the lower rate. Message Bill Processing shall be provided only if Customer purchases Bill Rendering. The Bill Rendering charge is applied on a per bill basis.

    OPTION 2, the Bill Processing rate of  (*)  will be applied on a per
    --------
    message basis. Bill Processing includes charges for Bill Rendering for Option 2 only.

3. Bill Processing shall only be provided if Customer purchases Bill Rendering. The Bill Rendering charge is applied on a per bill basis. If all prefixes contained in a billing period are to be rescheduled, USWC will notify Customer in a timely manner of such rescheduling.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                        Confidential Treatment Requested. The
                                        redacted material has been separately
                                        filed with the Commission.

4. The charge for Bill Rendering always includes Bill Production plus Data Base Maintenance unless Data Base Maintenance is purchased under Account Maintenance Service (see Ancillary Services).

5. A set up charge for Call Handler Labeling is applied to establish this service and a charge for each table update is applied per occurrence.

6. When rated message detail is data-transmitted to or received from an exchange telephone company or a Customer location a charge for the transmission in addition to the charge for the record will apply.

7. When rated message detail is entered on magnetic tape to be provided to a Customer the per tape charge applies for each tape and the per message charge applies for each message processed.

8. USWC shall perform Inquiry Service pursuant to its Inquiry Guidelines. Customer may elect either Limited or Standard Inquiry Service. The rate for Inquiry Service is applied on a per message basis.

9. USWC shall perform collection services pursuant to its current treatment and collection procedures.

10.  Customized billing charges will be determined on an (*).

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                        Confidential Treatment Requested. The
                                        redacted material has been separately
                                        filed with the Commission.

                    III. NON-MESSAGE BASED BILLING SERVICE

Description
- -----------

USWC will provide Non-Message Based Billing Services for Customer's (or Client's) MTS, excluding any non-MTS, as those terms are described in Section 1 of this Agreement. Further, USWC will provide Non-Message Based Billing Services on the condition that USWC purchase the Accounts Receivable with a provision for uncollectible recourse.

Non-Message Based Billing Service includes:

a.  Bill Rendering includes editing and rating, rendering of bills, receiving
    --------------
    payments, maintenance of accounts and collection services.

b.  Inquiry Service is the handling of telephone calls or correspondence from an
    ---------------
    End User(s) regarding charges billed for the Customers' Clients' service. Inquiry Service also includes the application of credits and adjustments to End User accounts. USWC will provide Inquiry Service only on the condition that Customer purchases Non-Message Based Bill Rendering.

Price Application and Provisioning Parameters
- ---------------------------------------------

1.  Bill Rendering charge applies per bill rendered.

2. For Non-Message Based Bill Rendering an End User account is a Customer record which has a unique name and address and billing number identification assigned by USWC to which a Non-Message Based Bill is rendered.

3. If all prefixes contained in a billing period are to be rescheduled, USWC will notify Customer in a timely manner prior to such rescheduling.

4.  When ordered by Customer, Inquiry charges apply per bill rendered.

5. USWC shall perform collection services pursuant to its current treatment and collection procedures.

6.  Customized billing charges will be determined on an (*).

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                     IV. END USER ACCOUNT ACTIVITY SERVICE
           (This service is optional and may be purchased as needed)

Description
- -----------

End User Account Activity Service provides Customer the ability to add, change, or delete information and/or receive a status on its Clients' End Users' accounts.

There are three (3) general categories of service associated with End User Account Activity: Service Order, Transmittal and Adjustment.

A.  Service Order
    -------------

     1.  Residence: a service order generated on a residence End User's account
         ----------
         requested as a result of Customer placing a call to a USWC designated customer service location.

     2.  Business: a service order generated on a business End User's account as
         --------
         a result of Customer placing a call to a USWC designated customer service location.

B.  Transmittal
    -----------
     1.  Residence: a transmittal processed on a residence account as a result
         ---------
         of a written or mechanically transmitted request from Customer to a USWC designated customer service location.

     2.  Business: a transmittal processed on a business account as a result of
         --------
         a written or mechanically transmitted request from Customer to a USWC designated customer service location.

C.  Adjustment: issuance of an End User adjustment at the direction of Customer
    ----------
    on Customer's Clients business or residence End User account.

Price Application and Provisioning Parameters
- ---------------------------------------------

1. For each service order and transmittal processed, the per unit charge applies. An End User adjustment charge applies for each adjustment processed.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                             V. ANCILLARY SERVICES
           (This service is optional and may be purchased as needed)

Description
- -----------
Ancillary Services are additional products that enhance the primary billing and collection services. Ancillary Services include Marketing Message and Account Maintenance.

A.  Marketing Message is a message containing one (1) to ten (10) lines of
    -----------------
    information/advertisement on Customer's Detail of Charges page of the End User's bill. Marketing Message will be printed only when Customer's toll is present. Messages shall be reviewed by USWC's legal and public policy staff for approval. This product is not available in all locations.

B.  Account Maintenance includes: (1) Maintenance of USWC's billing system data
    -------------------
    base for internal business use by Customer. Request for use of this service for any other purpose will be evaluated by USWC to determine if such request will be offered for said purpose and the price will be negotiated and (2) Marking of a particular End User account within USWC's billing system at the specific request of Customer.

Price Application and Provisioning Parameters
- ---------------------------------------------
1. Marketing Message is available only to Customers who purchase Bill Rendering from USWC. Account Maintenance is available to Customers who do not purchase Bill Rendering.

2. Marketing Message set-up charge applies for each message requested. The per unit charge applies per bill containing the message.

3.  Account Maintenance includes an ICB setup charge for Marking.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                      VI. MESSAGE INVESTIGATION SERVICES
           (This service is optional and may be purchased as needed)

Description
- -----------

Upon request of Customer, USWC will provide Message Investigation Services for those messages specifically identified by Customer. The Message Investigation group will investigate and review post billed messages to determine proper billing and identify suspected fraud.


Price Application and Provisioning Parameters
- ---------------------------------------------

There is no minimum period for which Customer must order Message Investigation Services.


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                         VII. BILLING ANALYSIS SERVICE
           (This service is optional and may be purchased as needed)

Description
- -----------

Billing Analysis Service provides for the detection, investigation, and deterrence of billing evasion activities. USWC can further provide services such as consultation, advice and training on handling billing evasion.

A.   Detection
     ---------
     The provision of services to identify and report to Customer any suspected billing evasion activities involving the use of its Clients' telephone facilities.

B.   Investigation
     -------------

     The provision of services to collect evidence and document billing evasion activities. It includes the service to coordinate the investigative activities between Customer and law enforcement agencies.

     Investigation is also the provision of services to investigate and obtain restitution for billing evasion activities. It includes, but is not restricted to, calling card fraud, third number billing fraud, remote access fraud, and theft of service by wire.

C.   Deterrence
     ----------

     The provision of services to 1) contact and interview parties identified in billing evasion activities, 2) recover devices or materials used in billing evasion activities, in accordance with legal process, 3) review service for possible suspension of service over Customer's Clients' access lines identified in billing evasion activities, and 4) assist in publicizing billing evasion deterrence.

D.   Consultation
     ------------

     USWC has security personnel available to advise Customer on any aspect of an investigation. These services may include advice on conducting assorted types of interviews, using information furnished by the Message Investigation Center, providing general advice on an investigation that is stalemated.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

E.   Training
     --------

     USWC provides training to Customer representatives on various aspects of billing analysis.

F.   Miscellaneous Charges
     ---------------------
     Miscellaneous charges incurred by USWC on behalf of Customer such as out-of-pocket expenses for travel shall be charged to Customer.

Price Application and Provisioning Parameters
- ---------------------------------------------

1.   Detection
     ---------

     Detection charges associated with the Continuous Scan and the Documentation Scan include only the cost of attaching and operating the appropriate equipment. The Continuous Scan provided will be charged on a per office per week basis. The Documentation Scan provided will be charged on a per line per occurrence basis.

     Reports produced by USWC are secured, protected, and reviewed only with those with a need to know and delivered to the authorized Customer security representative in a mutually agreed upon manner and on a mutually agreed upon schedule.

     Reports produced by USWC for Customer and the information contained on reports will remain the property of Customer. Copies may be provided to the authorized Customer security representative but will not be released to any other person or company without the consent of Customer security representative except under legal process. Customer agrees that the reports and the information contained therein shall be used for investigative purposes only.

     The minimum period for Detection Service for which charges shall apply will be determined on an ICB.

2.   Investigation
     -------------

     Investigative Service charges include the analyzation and preparation of the reports generated from Detection Service as well as from any other investigative means. All Investigative Services shall be charged on a per hour basis with the exception of Preservation of Evidence which shall be charged on a per week basis.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

3.   Deterrence
     ----------

     Deterrence Services shall be charged on a per hour basis.

4.   Consultation
     ------------

     Consultation shall be charged on a per hour basis.

5.   Training
     --------

     Training shall be charged on a per hour basis.

6.   Miscellaneous Charges
     ---------------------

     Miscellaneous Charges shall be charged on an ICB.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                       VIII. BILLING INFORMATION SERVICE
           (This service is optional and may be purchased as needed)

Description
- -----------

Billing Information Service is the provision of information to Customer from USWC End User records, billing files and account data bases. USWC will provide Billing Information Services as mutually agreed upon between Customer and USWC.

Information is defined as any entry in the records or data bases which is not identified as proprietary to USWC or to another entity for which USWC provides Services. An entry that is proprietary to any other entity will not be provided. An entry listed as proprietary to USWC will be protected by USWC.

Information may include but is not necessarily limited to the following:

    - Customer's Clients message detail for an End User message.
    - Account detail for an End User.
    - Customer's service and equipment detail for an End User.

Price Application and Provisioning Parameters
- ---------------------------------------------

1. When Billing Information Service is requested by Customer, USWC will determine on an ICB its capability to meet the request.

2.   Charges may include, but are not limited to:

     a. A non-recurring charge for hours required to define, design, develop, test and maintain the necessary programs (see Exhibit C, I.).

     b.  Recurring charges for the ongoing provision of the requested data.

     c.  Recurring charges for media provisioning.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                        IX. MEDIA PROVISIONING SERVICE
           (This service is optional and may be purchased as needed)

Description
- -----------

Media Provisioning is the transfer of data between USWC and Customer's primary location or a location designated by Customer. The data will be provided in an industry standard format e.g., EMR/EMI or CARE/ISI.

Media Provisioning includes:

A.   Magnetic Tapes which USWC creates to send to Customer, or its designee,
     --------------
     will be furnished in the following standards:

     - Standard IBM/OS header and trailer
     - 9 track 6250 or 1600 BPI
     - EBCDIC character set
     - Odd Parity

B.   Cartridges will be created by USWC for Customer or its designee. Cartridges
     ----------
     utilize IBM 3480 technology with the following standards:

     - Standard IBM/OS header and trailer
     - 18 track: 38,000 BPI
     - EBCDIC character set

     Cartridges which are produced for sending to Customer will be mailed via U.S. Mail.

C.   Data Transmission is the exchange of data between USWC and Customer or its
     -----------------
     designees via facilities furnished and/or paid for by USWC.

D.   Delivery for Media Provisioning will be via U. S. Mail except for that
     --------
     which is delivered via data transmission. Special requests, such as overnight delivery by USWC to Customer, shall be charged to Customer on an ICB.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

Price Application and Provisioning Parameters
- ---------------------------------------------

1. A per tape charge shall apply regardless of the amount of data contained on the magnetic tape. If Customer wants the tape and reel returned, USWC will send it COD via regular U.S. mail. The same parameters that apply for Magnetic Tapes apply to Cartridges.

2. Data Transmission charges are applied on a per record basis for data exchanged when USWC provides the dedicated or dial-up facilities. This applies on both an incoming and outgoing basis, e.g., messages for billing that USWC sends and/or receives via the Centralized Message Data System
     (CMDS) network. If the facilities are provided and/or paid for by Customer, the Data Transmission charge does not apply.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                             X. CONSULTING SERVICE
           (This service is optional and may be purchased as needed)

Description
- -----------

Consulting Service is the professional and/or technical advice provided to Customer. This service may include, but is not limited to; education classes, assistance in business activities, assistance in the preparation of a user needs document, development and coordination of user specifications or for other such needs.

Price Application and Parameters
- --------------------------------

1. Consulting service charges are based on a level of expertise required as determined by USWC. Services rendered may include, but are not limited to; Support (Clerical), Subject Matter Expertise, Technical Support, and Travel Expenses.

2. The per hour charge applies for the work performed during normal work schedule and at any location.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                   EXHIBIT B

                              ACCOUNTS RECEIVABLE

                               SETTLEMENT TERMS



                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN9411180011
BCCA-TELCO DEVELOPMENT GROUP

                              ACCOUNTS RECEIVABLE
                               SETTLEMENT TERMS

Definitions
- -----------

Accounts Receivable:              An account evidencing a legally enforceable
                                  right to payment for services rendered by Customer, or its Clients, and lawfully billed as charges on the USWC End User Bill.

Customer Uncollectible Factor:    A percentage, developed from a ratio of
                                  Customer's historical written-off final
                                  account uncollectibles to the total of
                                  billed revenues, taxes, adjustments and
                                  rebilled amounts used to estimate Customer's actual uncollectibles written-off on final bills.

Lag Study:                        A study which determines the average time
                                  from the End User bill date to when End User remits payment.

Purchase of Accounts Receivable   The statement sent to Customer each month by
Settlement Statement:             USWC summarizing the amount due Customer or
                                  USWC for the Purchase of Accounts Receivable settlement.

Realized Final Account
Uncollectibles:                   Actual uncollectible amounts written-off
                                  Customer End User final bills for failure of the End User to pay lawfully billed charges.

Total Billed Revenues:            The billed revenues for all messages, plus
                                  total billed taxes, plus or minus total
                                  applied correct charges and uncollectible post billing adjustments and associated tax.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

Uncollectible Bad Debt            An amount withheld from the settlement as an
Allowance:                        uncollectible reserve to offset future actual
                                  uncollectible amounts written-off Customer's
                                  End User final bills.

Uncollectible True-Up:            An amount calculated on a quarterly basis
                                  that is equal to the difference between the estimated Uncollectible Bad Debt Allowance, deducted on the Purchase of Accounts
                                  Receivable Statements, and actual Realized
                                  Final Account Uncollectibles.

Weighted Average                  A single date during a settlement month which
Payment Date:                     indicates the date that all Customer message
                                  revenues were calculated as having been
                                  received and processed by USWC. The
                                  calculation is based on actual revenue and process dates of individual tapes or transmissions.

Section 1.  General
            -------

1.2 In connection with providing Services to Customer under this Agreement, USWC agrees to purchase the accounts receivable of Customer as set forth in this Exhibit B. For purposes of this Exhibit B, the provisions of Article I.B. of this Agreement shall apply; whereby, all purchase of accounts receivable settlement functions, described in this Exhibit B. will be provided to and identified by Customer only.

       1.2 At the option of USWC, USWC reserves the right to reformat reports, with respect to Customer's Accounts Receivable statement.

Section 2.  Calculation of Amount Due Customer/ USWC
            ----------------------------------------

2.1 Subject to the provisions of Section VI of this Agreement, USWC will calculate the Amount Due Customer or USWC in the

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

Purchase of Accounts Receivable ("PAR") settlements each month under this Agreement, using the following formula:

        A + B + (-) C + (-) D (-) E + (-) F = G

        G - H + (-) I + (-) J + (-) K = L

        Amount Due Customer/USWC = L

        Where:

        A.  NET BILLABLE REVENUE:

        The calculation of the amount of revenue received that is eligible to be billed (net billable revenue) by USWC. Net Billable Revenue is calculated by subtracting Unbillable Revenue Returned (those messages that fail USWC edits) from Gross Message Revenue Received.

        B.  REBILLED REVENUE:

        The amount of previously billed and adjusted revenue rebilled to another End User during the settlement period.

        C.  OTHER OPERATING REVENUE BILLED:

        The amount of revenue billed during the settlement period other than toll revenues or expanded billing service revenues. Certain taxes are considered Other Operating Revenue.

        D. BILLED TAXES:

        The amount of federal, state and local taxes billed by USWC on behalf of Customer during the settlement period.

        E. END USER BILLING ADJUSTMENTS:

        The amount of billing adjustments (and associated tax adjustments) applied to End User accounts during the settlement period. These adjustments are recoursed back to Customer.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

        F.   PRIOR PERIOD SETTLEMENT ADJUSTMENTS:

        The amount added to or subtracted from the current month's Purchase of Accounts Receivable (PAR) Settlement Statement relating to changes to the previous month's PAR Statement(s).

        G.  SUBTOTAL:

        The sum of Net Billable Revenues (Line A), Rebilled Revenue (Line B), Other Operating Revenue Billed (Line C), Billed Taxes (Line D), End User Billing Adjustments (Line E) and Prior Period Settlement Adjustments (Line F).

        H.  UNCOLLECTIBLE BAD DEBT ALLOWANCE:

        The amount withheld to offset future realized written-off uncollectible amounts on End User accounts. The Uncollectible Bad Debt Allowance amount is calculated by multiplying Line G. Subtotal, by the appropriate uncollectible factor. (refer to Section 4.2). If Line G is a negative amount the Uncollectible Bad Debt Allowance will be zero (0).

        I.  UNCOLLECTIBLE TRUE-UP AMOUNT:

        This reflects the quarterly true-up of the difference between previously deducted amounts on Line H. Uncollectible Bad Debt Allowance and subsequently realized written-off uncollectible amounts on End User accounts including the appropriate amount of interest (refer to Section 5.5.1). This Uncollectible True-up will be included on the Purchase of Accounts Receivable Statement for January, April, July and October settlements.

        J.  LATE PAYMENT CHARGES:

        The amount due Customer or USWC for late payment penalties associated with Purchase of Accounts Receivable Statement settlement transactions.

        K.  MISCELLANEOUS:

        The amount of any adjustments or charges to which an Uncollectible Bad Debt Allowance factor would not apply.

                                    Notice
                                    ------

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

            L. AMOUNT DUE Customer/USWC:

            The amount due Customer or USWC for the settlement period. It is calculated by netting the PAR Statement Subtotal (Line G), Uncollectible Bad Debt Allowance (Line H), Uncollectible True-up Amount (Line I) and any Late Payment Charges (Line J) and any Miscellaneous (line K). A negative amount would indicate the amount Customer owes USWC.

2.2 One (1) monthly settlement will be performed in each USWC Territory after the closing of the journal month in each of those locations.

2.3 In the event that a PAR settlement for a month yields a negative Amount Due Customer, USWC will net that amount against any amounts due Customer from other USWC Territories for the same settlement period. In the event that a PAR settlement yields a negative Amount Due Customer for two (2) or more consecutive PAR settlements over all USWC Territories, Customer shall make payment to USWC for the full amount of all outstanding PAR settlements pursuant to Section 6.

2.4 USWC reserves the right, at its sole discretion, to deduct (net) any amounts past due and owing USWC for any Services provided to Customer, from any funds or proceeds due Customer from USWC, from the accounts receivable settlements.

Section 3.  Recourse Adjustments
            --------------------

3.1 USWC's purchase of Customer's Accounts Receivable shall be with full recourse to the extent expressly provided under the terms of this Agreement. Recourse Adjustments are Customer End User adjustments that are billed amounts which USWC removes from End User balances in accordance with Customer requests and as outlined in Exhibit D. Recourse Adjustments include:

     3.1.1    Correct Charge Adjustments

         Customer or USWC initiated adjustments due to billing errors, calls not completed, incorrect length of call, incorrect rates, poor transmission, wrong number, or other Customer's Clients service failures.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

     3.1.2   Live Account Uncollectible

         Uncollectible direct charges (unpaid monies due Customer from End Users) on Live accounts.

     3.1.3   Direct Uncollectible Additional Charges

         Direct Uncollectible Additional Charges (DUAC) are amounts on Customer revised entity final bills that are incurred after the date the Customer has been notified to deny the account.

         When technology permits, DUAC amounts will be identified as unbillables, rejected to Customer immediately and USWC will not purchase revenue amounts in the PAR settlement for DUAC amounts.

Section 4.  Calculation of Customer Uncollectible Bad Debt Allowance
            --------------------------------------------------------
4.1 For each monthly settlement, USWC will multiply the subtotal line on the Purchase of Accounts Receivable Statement by the Customer Uncollectible Factor to determine the Customer Uncollectible Bad Debt Allowance for that settlement month.

4.2  Customer Uncollectible Factor is calculated as follows:

     4.2.1 Until a full calendar quarter of Customer Realized Final Account Uncollectibles and associated Total Billed Revenues are available USWC will calculate Customer Uncollectible Bad Debt Allowance by applying a surrogate Customer Uncollectible Factor of four percent (4%).

     4.2.2 When a full calendar quarter of Customer Realized Final Account Uncollectibles and associated Total Billed Revenues are available, USWC will calculate Customer Uncollectible Bad Debt Allowance by applying a Customer Uncollectible Factor calculated as follows:

         A. Each study period, USWC will determine from its records, using USWC's procedures, the Realized Final Account Uncollectible amount. This sum is the dollar amount of Customer charges lawfully billed on End User final bills which remain uncollected after standard collection efforts are completed and denial of service accomplished where available.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

         B. The Realized Final Account Uncollectible amount will be adjusted for payments received by USWC for outstanding Customer End User final bill amounts that were declared uncollectible and any End User billing adjustments applied to the account. The Realized Final Account Uncollectible amount will not include uncollectible late payment charges applied to the End User bill.

         C. The Customer Realized Final Account Uncollectible amount (as described in sub-paragraph a. above) will be divided by the net amount of billed revenues, adjustments, taxes, and recharges from a study period prior to the Customer Realized Final Account Uncollectible study period to calculate Customer's Uncollectible Factor. Currently, the USWC uncollectible amounts are based on a six-month lag.

         D. In order to calculate Customer's uncollectible factor, the Realized Final Account Uncollectible amounts are divided by the Total Billed Revenues which billed six months earlier than the Realized Final Account Uncollectible amounts.

         E. USWC will utilize the same Customer Uncollectible Factor on the monthly (PAR) settlements for purposes of calculating the Uncollectible Bad Debt Allowance for a calendar quarter. After which time, a new Customer Uncollectible Factor will be developed for use in the next calendar quarter.

     4.2.3 USWC reserves the right to revise the Customer Uncollectible Factor, when appropriate, or the method of calculating the Customer Uncollectible Factor upon thirty (30) days written notice to Customer.

Section 5. Uncollectible True-Up
           ---------------------

5.1 USWC will prepare uncollectible true-ups for each USWC Territory following the end of each calendar quarter.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

5.2  Initial True-up

     5.2.1 Upon commencement of Services, USWC will prepare an uncollectible true-up, for Customer, following the first calendar quarter in which Services are performed, regardless if Services are performed for the entire calendar quarter. The net true-up amount, including interest as described in Section 5.5.1, will be reflected on the Uncollectible true-up Amount line of Customer's PAR Statement. In the event there are no uncollectibles and no reserves withheld, a true-up will not be performed.

     5.2.2 The above procedure will be performed each calendar quarter. Until the six-month lag period has elapsed, no reserves will be available for netting against uncollectible written-off amounts.

5.3 Periodic True-up

     5.3.1 An Uncollectible True-Up will be performed for each calendar quarter for the differences between the Customer Uncollectible Bad Debt Allowance determined in Section 4 and the resulting Customer Realized Final Account Uncollectible amount determined in Section
             4.2.2 Paragraph B. True-Ups will be performed by USWC to remit previous over-deductions to Customer from USWC and to flow previous under-deductions to USWC from Customer. USWC will calculate the difference between the Customer Realized Final or Entity Account Uncollectibles written-off during the most recent calendar quarter and the amounts withheld in reserve. USWC will calculate interest on the net true-up amount using the interest factor set forth in Paragraph 5.3.2 below.

     5.3.2 USWC will include the True-Up amount and related interest amounts on the April, July, October and January PAR settlement statements. USWC will submit documentation supporting the calculation of the True-Up amount by the fifteenth (15th) work day of the following months, i.e., May, August, November and February.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

5.4  End of Agreement True-Ups

     5.4.1 USWC will perform End of Agreement True-Ups for each calendar quarter for a total of four calendar quarters following the calendar quarter in which Customer terminates Services with USWC. This provision is intended to ensure neither party benefits financially from uncollectibles realized after the life of this Agreement.

5.5  True-up Interest Rate

     5.5.1 Uncollectible True-Ups amounts will be subject to the time value of money interest rate due to temporary dislocations of financial resources resulting from the Uncollectible True-Up procedures. The time value of money interest rate will be represented by the Federal Reserve AA dealer commercial paper rate as of the last work day of the appropriate month for ninety (90) day commercial paper.

Section 6.  Payment Date
            ------------

6.1 For any PAR settlement, the Payment Date for the payment of the Amount Due Customer or USWC shall be the date determined by a Weighted Average Payment Date of message revenue received from Customer and processed by USWC during the settlement month plus the average number of days until expected billing plus the number of days calculated in the most recent End User Payment Lag Study.

6.2 If such payment date falls on a Sunday or on a holiday which is observed on a Monday, the payment date shall be the first non-holiday day following such Sunday or holiday.

6.3 If such payment date falls on a Saturday or on a holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment date shall be the last, non-holiday day preceding such Saturday or holiday.

6.4 In the event there are no message revenues received from Customer during a calendar month or if the PAR settlement yields a negative Amount Due as described in Section 2.3 above, the payment date for the Amount Due Customer/USWC will be the last business day of the month following the PAR settlement month.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

Section 7.  Payment Method
            --------------

7.1 Any payment to Customer from USWC or to USWC from Customer of one hundred thousand dollars ($100,000) or more must be transmitted by USWC or Customer to a designated bank account of Customer or USWC by electronic funds (wire or ACH) transfer. Any payment to Customer from USWC or to USWC from Customer less than one hundred thousand dollars ($100,000) shall be paid by check or draft to the payee's lockbox address. Payment must result in immediately available funds upon receipt by the other party. Any portion of the Amount Due Customer or USWC, received by Customer or USWC in funds which are not immediately available to Customer or USWC on the payment date, will be subject to a late payment penalty.

Section 8.  Late Payment Penalty
            --------------------
8.1 Any amounts owing by Customer or USWC, which does not comply with the payment methods set forth in Section 7 will be subject to a late payment penalty. The late payment penalty shall be the portion of the Amount Due Customer or USWC (as defined in Section 2) received after the Payment Date times an interest factor. The late payment interest factor is 0.000310 per day compounded daily for the number of calendar days from the Payment Date to and including the date that USWC or Customer actually made the payment to the other party, which would result in an annual percentage rate of 12%.

Section 9.  Late Payment Resulting From Bank Error
            --------------------------------------

9.1 Any late payment resulting from bank error will not be subject to the late payment penalty provided the sending party (party making payment) can verify that it was not at fault. It is the responsibility of the sending party to notify the banks involved and coordinate resolution of the discrepancy.

Section 10.  Notification of Disputed Accounts Receivable Amount
             ---------------------------------------------------

10.1 Should either party dispute any portion of the amount due; said party shall notify the other party in writing of the nature and basis of the dispute within a reasonable period of time from the date of discovery of that which gave rise to the dispute. The substantiated claim should be provided by the claiming party with sufficient detail to allow investigation by the other party.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

Section 11.  Payment of Disputed Accounts Receivable Amount
             ----------------------------------------------

11.1 Should the dispute not be resolved by the Payment Date, the PAR settlement amount shall be due and payable in full as described in
       Section 7 above. The claiming party reserves the right to have claim against the other party for reimbursement until the dispute is resolved.

Section 12.  Ultimate Settlement of Disputed Accounts Receivable Amount
             ----------------------------------------------------------

12.1 In the event that either party files a substantiated claim, the receiving party will have thirty (30) days from the notification date, or other mutually agreed period, to acknowledge receipt of the claim and inform the notifying party of the claim status. Should the claim, in whole or in part, ultimately be resolved in favor of the claiming party, that party shall be entitled to a refund, with interest, from the other party to the extent the claim was sustained. The amount of said refund, including interest, shall be an amount equal to the sustained claim amount plus interest calculated using the late payment penalty formula, set forth in
       Section 8 above.

12.2 If the claim is received within six (6) months of the PAR settlement date, the interest will be calculated by applying the interest factor set forth in Section 8 above from the PAR settlement payment date through the claim resolution and remittance date.

12.3 If the claim is received after six (6) months of the PAR settlement date, the interest will be calculated by applying the interest factor set forth in Section 8 above from receipt of the claim notification through the claim resolution and remittance date.

12.4 Payment must result in immediately available funds on the Payment Date. The total amount of the refund, with interest, shall be paid no later than thirty-one (31) business days after written notice to the claiming party that the claim has been resolved.

Section 13.  Retention of Supporting Data Concerning Disputed Amount
             -------------------------------------------------------
13.1 Both parties shall retain such detailed information as may reasonably be required for resolution of the disputed amount during the duration of the dispute.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                   EXHIBIT C

                                  PRICE LIST


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP


                        SERVICES REQUESTED BY CUSTOMER
================================================================================
MESSAGE BASED BILLING              * Option 1                        X
                                   * Call Handler Label              X
- --------------------------------------------------------------------------------
NON-MESSAGE BASED BILLING

- --------------------------------------------------------------------------------
END USER ACCOUNT ACTIVITY                                            X

- --------------------------------------------------------------------------------
ANCILLARY

- --------------------------------------------------------------------------------
MESSAGE INVESTIGATION

- --------------------------------------------------------------------------------
BILLING ANALYSIS

- --------------------------------------------------------------------------------
BILLING INFORMATION

- --------------------------------------------------------------------------------
MEDIA PROVISIONING                                                   X

- --------------------------------------------------------------------------------
CONSULTING

- --------------------------------------------------------------------------------

================================================================================

TELCO DEVELOPMENT GROUP                     ACCEPTED BY
OF DELAWARE                                 U S WEST COMMUNICATIONS, INC.


By: /s/ Bryan Rachlin                       By: /s/ C. E. Osborn
    ---------------------------                 -----------------------------
Printed Name: Bryan Rachlin                 Printed Name C. E. Osborn
              -----------------                          --------------------
Title: President                            Title: Vice President-Diversified
       ------------------------                    --------------------------
                                                    Carrier Markets
                                                    -------------------------
Date: 3/27/95                               Date: 3-28-95
      -------------------------                   ---------------------------


                                            MALHEUR HOME TELEPHONE COMPANY

                                            By: /s/ James C. Jensen
                                                -----------------------------
                                            Printed Name: James C. Jensen
                                                          -------------------
                                            Title: President
                                                   --------------------------
                                            Date: 04/17/95
                                                  ---------------------------

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                           I. CUSTOM REQUEST SERVICE
                                  PRICE LIST

The prices used to establish the Custom Request Service will be developed on an individual case basis. The price estimates provided to Customer will be valid for a period of thirty (30) days from the date of the written estimate.

Examples of cost elements used in developing price estimates are machine time, programming (coding), system design, system development, project system testing, business office methods and procedures development, order writer training, service representative training, miscellaneous hardware requirements (e.g. disks, tape, cartridges, etc.).

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                        Confidential Treatment Requested. The
                                        redacted material has been separately
                                        filed with the Commission.

                       II. MESSAGE BASED BILLING SERVICE
                                  PRICE LIST


     SERVICE NAME                    UNIT            PRICE PER UNIT
     ------------                    ----            --------------

A. MTS Services

   Prior to Tariff approval in each state.
   ---------------------------------------
   Message Billed Processing          message            (*)
   Bill Production                    bill               (*)
   Date Base Maintenance              bill               (*)     [1]

   Option 1
   --------
   1. Message Bill Processing
      a. Average of 1-14.49           message            (*)     **
      messages per bill
      b. Average of 14.5 or more
      messages per bill               message            (*)     **

   2. Bill Rendering                  bill               (*)     **

B. Call Handler Labeling              per USWC Territory [1]
   ---------------------
      Table Update Charge             per occurrence     (*)

C. Non-Standard Data Entry                                      ICB

** These rates will become effective in accordance with Section VI.A of the Agreements

[1] SETUP CHARGES
    -------------
In addition to the above rates, setup charges apply and will be provided upon receipt of specifications for Message Based Billing Service.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                 Confidential Treatment Requested.  The redacted
                                    material has been seperatley filed with the
                                                  Commission



                    III. END USER ACCOUNT ACTIVITY SERVICE
                                  PRICE LIST

SERVICE NAME                   UNIT              PRICE PER UNIT

A. Service Order - Manual Intervention

    a. Residence         Service Order                (*)
    b. Business          Service Order                (*)


B. Transmittal - Manual Intervention (#)

    a. Residence         Per Order                    (*)
                         Processed
    b. Business          Per Order                    (*)
                         Processed
C. Adjustment(#)                                      (*)

   a. Manual             Adjustment


NOTE: (#) processing of mechanized orders and adjustments to be determined on a time and cost basis.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                 Confidential Treatment Requested.  The redacted
                                   material has been seperatley filed with the
                                                  Commission




                        IV. MEDIA PROVISIONING SERVICE
                                  PRICE LIST

SERVICE NAME                          UNIT              PRICE PER UNIT
- ------------                          ----              --------------
A. Magnetic Tape                   Tape                       (*)

B. Cartridges                      Cartridge                  (*)

C. Data Transmission               Per Record                 (*)
                                   Transmitted or
                                   Record Rec'd

D. Delivery                        Actual


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                   EXHIBIT D

                    USWC's TREATMENT AND COLLECTION POLICY

                             U S WEST PROPRIETARY


                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                    USWC'S TREATMENT AND COLLECTION POLICY

                                  DEFINITIONS

Dial Tone Denial
- ----------------
The interruption of the End User's dial tone restricting the End User's ability to make local or long distance calls by using its telephone.

End User Directed Payment
- -------------------------

End User's ability to determine which entity or entities should receive a payment and how much of the payment each entity should receive.

Entity
- ------

Any company that shares the USWC bill.

Entity Treatment
- ----------------

Ability to perform collection activity for each entity on an individual basis.

RTA
- ---

Remove from Treatment Amount (RTA) represents the dollar amount which an entity/account may have owing before it is considered to be treatable. When the amount owing is below the RTA amount, the account is removed from collection activity.

D.1   GENERAL
      -------

      Treatment and Collection activity is initiated by USWC under the terms of this Agreement as collection activities for non-paying End Users on behalf of Customer.

D.2   END USER BILL
      -------------

      A. End Users shall be advised of their payment direction rights and of the default payment allocation method in a terms and conditions statement printed on the reverse page of the bill.

      B. The End User bill will indicate the previous balance and the total amount owing at the account level.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

      C. The End User bill will identify a "pay by date" for payment of total amount owing on an account level.

D.3  LIVE TREATMENT AND COLLECTION
     -----------------------------

     A. In central offices, where technologically feasible, Entity Specific Treatment will apply. Live treatment decision criteria for a given End User account is the same for all interexchange carrier customers. Remove from treatment amount ("RTA") shall vary dependent upon End User customer risk or non-risk credit classification as determined by USWC.

         A Deny Notice is generated when an entity(s) (including the carrier entity) RTA criteria has been exceeded on a given End User account. All entities at risk will be displayed on the same Deny Notice and only one Deny Notice is issued to an End User in a billing month.

     B. In a full Service Denial Central Office, a Deny Notice is generated when the account level RTA criteria has been exceeded on a given End User. The Deny Notice identifies the total amount owing for the account (all entities).

D.4  DENIAL
     ------

     Denial activity will be dependent upon the restriction capability of the central office for the End User.

     A.  Entity Specific Treatment
         -------------------------

         1. Entity Specific Treatment (EST) shall be used for Customer's End User accounts served out of central offices that have technology to deny only 1+ dialing.

         2. In the event that Customer elects to provide its own denial capability, USWC shall follow USWC's Treatment and Collection Procedures to the point of denial and then refer the denial function to Customer. When the End User account is current and secured, as appropriate, USWC will notify Customer and Customer may restore service to the End User.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

    3. When an End User account has been denied by Customer, using its own denial, USWC shall continue treatment on Customer's portion of the account, including issuing entity final bills and performing collection functions associated with collection of entity final billing.

B.  FULL SERVICE DENIAL
    -------------------

    Full Service Denial is the restriction of access to telephone network service (1+ and local).

    1. USWC shall utilize Full Service Denial on behalf of Customer in a given central office unless EST is available in that office or until the State Public Utility Commission (PUC) directs that local service denial be discontinued on behalf of interexchange carriers.

C.  NO ENTITY SPECIFIC DENIAL OR FULL SERVICE DENIAL
    ------------------------------------------------

    In the event that USWC is mandated by a State PUC to discontinue use of Full Service Denial on behalf of other companies in a given state, and entity specific denial is not available, USWC will send a collection letter to the End User advising that permission for continued use of Customer's network has been terminated. Customer shall be notified of USWC's action.

D.5  PAYMENT ALLOCATION
     ------------------

     A. End Users shall have the right to direct application of payments to specific entity payables. In the absence of such End User payment designation, USWC shall apply payments to the receivables using a pro rata method. This pro rata is a percentage of payment for each entity receivable based on the amount owing the entity to the total amount owed on the account. The percentage established for each entity shall be used as the percentage of the payment applied to each entity receivable.

     B. In the event a PUC in a specific state directs USWC to use another method for designating End User payments, Customer understands and agrees that USWC shall comply with such PUC direction.

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

D.6  ADMINISTRATION OF CUSTOMER'S RESIDENCE AND END USER DEPOSITS
     ------------------------------------------------------------

     A. USWC will request a deposit on existing residential End User accounts in either or both of the following situations:

         1. Prior to the restoration of service, when the account has been either Full Service Denied for non-payment of local service for total account charges, or when access to long distance has been restricted.

         2. Prior to the restoration of service when an entity final bill has been rendered and paid.

     B. On behalf of Customer, USWC may request deposits from residential End Users as a collection step in treatment when, in the judgement of the collection manager, there is sufficient risk of increased uncollectibles for Customer.

     C. If USWC requests a deposit on behalf of Customer, the amount of the deposit will be two times the actual monthly charges for Customer's services. If, on an existing account, USWC determines the carrier deposit is not sufficient, USWC will negotiate for a larger deposit on behalf of Customer.

     D. USWC may request a deposit for new residential End Users subscribing to Customer if any of the following conditions exist:

         1. The End User has not paid an outstanding long distance bill prepared by USWC.

         2. The End User's previous service was disconnected for any of the following reasons:

              (a) nonpayment
              (b) abandoned service
              (c) bankruptcy
              (d) protect revenue

         3. The End User's credit information, after verification, is proven to be false or invalid.

         4. When USWC is running credit checks within an automated credit system and the scoring indicates the End User's credit is at "risk".

                                    Notice
                                    -------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

         5. When USWC requests a deposit on behalf of Customer, as described in subparagraph 4 above, a deposit is required based on the amount set by the State(s) PUC and tariff.

D.7  ADMINISTRATION OF CUSTOMER'S BUSINESS END USER DEPOSITS
     -------------------------------------------------------

      A. USWC may request deposits from business End Users as a collection step, using the same criteria used to obtain deposits from its own customers of local exchange service, when in the judgement of USWC there is sufficient risk of increased uncollectibles.

      B. When performing collection activities, USWC may determine to reduce a deposit and partially refund an amount if the End User(s)' toll usage dollars decrease and have remained decreased.

      C. USWC may request deposits from new business End Users subscribing to Customer when; (1) the End User has other existing business service working twelve (12) months or more with the same owner(s), i.e. sole proprietorship, partners, corporation; or (2) the End User had previous business service working within the last twelve (12) month period with the same owner(s). In such event, USWC will review the following account information: treatment history, credit classification, date of installation, same business ownership, and average account toll usage. If USWC determines a deposit is warranted after review of the above information, Customer's deposit will be two times the average monthly toll usage of the previous or other service.

      D. If the End User had no previous business service or has no other existing business services or the previous business service was disconnected over twelve (12) months ago, or the previous business service information is unknown, USWC will obtain a deposit equal to two (2) times the estimated monthly Customer usage or estimated bulk usage.

D.8.  DISPOSITION OF CUSTOMER'S ENTITY DEPOSITS
      -----------------------------------------

      A. Deposits negotiated and secured by USWC, on behalf of Customer, will be maintained in the event of unpaid Customer charges. USWC will return and refund Customer's deposit to the End User using the same

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
          criteria it uses for all other customers of billing and collection services.

      B. Deposits that are retained by USWC accumulate simple interest or at commission prescribed interest rates. At the time of Customer or total account disconnection, USWC will apply the deposit (including interest) to Customer's receivables for the End User.

D.9  FINAL TREATMENT AND COLLECTIONS
     -------------------------------

     A. Where EST is available, USWC shall have the mechanical ability to final one or several entities while the rest of the account remains in live status (unless the USWC entity goes final). When applicable, mechanized final collection functions shall be performed on Customer entity finals which shall be written off using the same parameters as USWC uses on an account level. Customer entity final bills are issued separate from live account bills on the regular bill date.

     B. Final account treatment shall be provided at the total account level for full disconnection (Full Service Denial). Final accounts shall be accounted for by entity (including Customer). End users shall be allowed to direct payments to entities on their finaled accounts. However, the return document provided with the final bill will not include provisions for payment direction.

D.10 CUSTOMER END USER DISPUTED BILLED AMOUNTS
     -----------------------------------------
     A. A dispute is a claim whereby an End User is refusing to pay a specific Customer charge(s) and which cannot be resolved by USWC.

     B. USWC will refer the End User to Customer for resolution of disputed billed amounts. USWC will send a carrier memorandum to Customer advising Customer of the refusal to pay. Customer will have thirty
          (30) days, from the date the carrier memorandum is issued to contact the End User to resolve the claim. USWC will make no attempt to adjust the disputed amount until the thirty (30) day time period has elapsed unless Customer has advised USWC to adjust the disputed amount (prior to the thirty (30) day time frame). USWC will pursue normal treatment practices on behalf of Customer for

                                    Notice
                                    ------
The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP
          collection of amounts due minus the disputed amounts. If USWC does not receive any type of response from Customer at the end of the thirty
          (30) day time period, USWC will adjust (recourse) the Customer specific charge(s) in dispute as a "Refusal to Pay".


     C. If Customer advises USWC that charges have been sustained, the USWC collection office will:

          1. Where Customer provides its own denial, USWC will pursue normal treatment and collection procedures up to the point of denial and then refer the denial function to Customer.

          2. USWC will, following exhaustion of normal treatment and collection procedures not to include denial, if the amount is under the "RTA" and the End User still advises USWC of refusal to pay, USWC will then remove the amount from the bill which the End User refuses to pay. The amount associated with any adjustment will be reviewed by the proper USWC management in accordance with the then current USWC procedures prior to being recoursed to Customer.

D.11 BANKRUPTCY
     ----------

     A. USWC will file proofs of claim and amended proofs of claim on behalf of Customer when, in USWC's discretion, the filing of a proof of a claim is likely to result in the claim being paid.

     B.   USWC shall request deposits on behalf of Customer in accordance with
          Section 366 of the Bankruptcy Reform Act.

     C. USWC shall not represent Customer or its Clients in any hearings, creditors' committee meetings or other court matters regarding either the filed proofs of claim or deposit requests.


D.12 POLITICAL ACCOUNTS
     ------------------

     A. USWC shall require security on all political accounts billed by USWC on behalf of Customer.

     B. When Customer's portion of a given political account receivable is considered uncollectible, it shall be subject to final bill recourse and handled in accordance with Exhibit B.

                                    Notice
                                    ------

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

     C. Customer shall be responsible for filing reports, as required by the FCC, regarding security on Customer's political accounts. USWC shall prepare such reports upon request from Customer at Customer's expense.

     D. USWC shall not represent Customer or its Clients in any court or agency matter.

D.13 GENERAL
     -------

     Notwithstanding Section XIX of this Agreement, USWC may modify the operational procedures for treatment and collection upon thirty (30) days written notice to Customer.






                                    Notice
                                    ------

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                   EXHIBIT E

                 PROVISION OF BILLING AND COLLECTION SERVICES

                             OF EMI CREDIT RECORDS









                                    Notice
                                    ------

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

EXHIBIT E

               THE PROVISION OF BILLING AND COLLECTION SERVICES
                             OF EMI CREDIT RECORDS

Section 1. General
           -------
   1.1 USWC will provide billing and collection services for EMI credit records, as defined below, for Customer's MTS and MTS related services for the purpose of reducing the amount(s) reflected on Customer's End User accounts. In addition, if Customer has signed an agreement for Expanded Billing Services, the provisions of this Exhibit E shall apply for EMI credit records of Expanded Services ("non-MTS") messages submitted. All of the terms and conditions set forth in the Agreement shall apply except as modified in this Exhibit E. To the extent of any conflict or inconsistency between the Agreement and this Exhibit E, the provisions of this Exhibit E shall control.

Section 2. Definitions
           -----------

   2.1  EMI Credit Records:

        Bellcore approved exchange message interface ("EMI") records, which consist of multiple record-message types, designed for the purpose of sending and billing credit amounts to End User accounts.

Section 3. Obligations of the Parties
           --------------------------

   3.1 Customer agrees to submit to USWC its End Users' credit amount(s) via the EMI Credit Records.

   3.2 USWC will process Customer's End User credit amount(s) and Customer agrees to pay USWC the message bill processing rate, as set forth in Exhibit C of the Agreement, for each message processed.

   3.3 Customer understands and agrees that each time Customer requires a new record-message type, Customer will submit an order in accordance with the Custom Request Service as described in Exhibit A. Further, Customer understands and agrees to pay USWC a non-recurring charge for each EMI credit record/message type that Customer has ordered in each USWC Territory.

   3.4 USWC will purchase from Customer its accounts receivable as described in Exhibit B of the Agreement and will deduct (net) all End User MTS credit amounts processed from the

                                    Notice
                                    ------

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

        MTS debit amounts purchased and all End User non-MTS credit amounts processed from the non-MTS debit amounts purchased on the Purchase of Accounts Receivable ("PAR") settlement statement.

   3.5 In the event USWC cannot bill an EMI Credit Record, USWC will recourse such credit amount(s) back to Customer which will result in a reduction of Customer's unbillables; such unbillable credit amount will reduce the total unbillable debit amount.

   3.6 Customer understands and agrees that any credit amount submitted to USWC for processing may not be removed or adjusted on the End User bill.

Section 4. Limitation of Liability
           -----------------------
   4.1 USWC's liability, if any, for errors or omission shall be strictly limited to an amount equal to USWC's billing and collection charges for specific EMI Credit Records for which the errors or omission occurred. Such limited liability shall only arise when the error or omission is due solely because of the gross negligence or willful misconduct of USWC.

   4.2 In the event Customer submits duplicate End User credit amounts to USWC for processing, Customer understands that such credit amounts will be processed and Customer is liable for the rates described in Section 3.2 above.

   4.3 In the event USWC performs Inquiry Service on behalf of Customer, any credit amounts in question will be sustained. If the credit amount in question cannot be resolved, the End User will be referred to Customer and an Inquiry charge will be applied as set forth in Exhibit C of the Agreement.

                                    Notice
                                    ------

The information contained herein should not be disclosed to unauthorized persons. It is meant for use by authorized representatives of Telco Development Group and U S WEST only.

DEN-941118-0011
BCCA-TELCO DEVELOPMENT GROUP

                                AMENDMENT NO. 1
                     TO THE AGREEMENT FOR THE PROVISION OF
                        BILLING AND COLLECTION SERVICES
                              FOR CLEARING AGENTS

        This Amendment No. l is made a part of the Agreement for the Provision of Billing and Collection Services for Clearing Agents ("BCS Agreement"), dated April l, 1995 by and between U S WEST Communications, Inc., a Colorado corporation and Malheur Home Telephone Company, an Oregon corporation, (hereinafter "USWC") and Telco Development Group of Delaware, a Delaware corporation (hereinafter "Customer") acting through their authorized representatives.

        WHEREAS, Customer desires and USWC agrees to streamline the Purchase of Accounts Receivable ("PAR") settlement process by discontinuing the uncollectible bad debt allowance adjustment and the uncollectible true-up as those terms are defined in Exhibit B of the BCS Agreement, Accounts Receivable Settlement Terms; and

        WHEREAS, Customer desires and USWC agrees that USWC will hold an uncollectible reserve amount as described below; and

        WHEREAS, Customer and USWC agree to report the realized uncollectible bad debt amounts on the monthly PAR settlement statements; and

        WHEREAS, the BCS Agreement provides that it may be amended by the parties pursuant to Section XIX, Amendments; Waivers;

        NOW THEREFORE, in consideration of the mutual benefits accruing to each party, the parties hereby agree to amend Exhibit B as follows:

I. Section 2, Calculation of Amount Due Customer/USWC is hereby amended as follows:

        Line H of the formula, "Uncollectible Bad Debt Allowance" is deleted in its entirety and replaced with new language as follows:

        H. Combined Bad Debt/Adjustment Allowance. An amount withheld from the settlement as an uncollectible reserve to offset future actual uncollectible amounts written-off Customer's End User final bills. The Adjustment Allowance is applicable only to Expanded Services under separate terms and conditions.

        Line I of the formula "Uncollectible True-Up Amount" is deleted in its entirety and replaced with new language as follows:

        I. Realized Final Account Uncollectibles. Actual uncollectible amounts written-off Customer End User final bills for failure of the End User to pay Customer's billed charges for the settlement period.

Amendment to: Den-941118-0011/c/lh
7/01/95
                                                                               1

II. USWC shall discontinue the application of the Uncollectible Bad Debt Allowance, as that term is defined in Exhibit B, and shall replace that application with recoursing the Realized Final Account Uncollectibles. Therefore, Section 4 is hereby deleted in its entirety and replaced with the following:

        Section 4. Recourse of Realized Final Account Uncollectibles
                   -------------------------------------------------


        4.1 Prior to the July l995 PAR settlement statement, USWC will determine an uncollectible reserve amount for the time period between January l, l995 through June 30, 1995 in accordance with the provisions of Section 4 prior to this Amendment. Such uncollectible reserve amount will be adjusted to align with current uncollectible bad debt amounts (hereinafter "Reserve").

        4.2 Effective with the July l995 PAR Statement, USWC will report the Realized Final Account Uncollectibles on the monthly PAR Statements.

        4.3 On a quarterly basis, USWC will track a six month average uncollectible bad debt amount based on the most current twelve (12) months of Realized Final Account Uncollectibles. If the difference between the average uncollectible bad debt amount and the Reserve is greater than ten percent (l0%) of the Reserve or is greater than one hundred thousand dollars ($100,000), such difference will be added or subtracted from the Reserve and will be reflected on the following PAR Statement.

        4.4 USWC reserves the right to review uncollectible bad debt amounts more frequently than on a quarterly basis and to make an adjustment in accordance with the provisions described above.

III. For the months of October, November and December of 1994, USWC will perform a final true-up on the difference between the amounts held in reserve against the total Realized Final Account Uncollectibles reported for April, May and June of 1995 in accordance with the provisions of Exhibit B, Section 5, Uncollectible True-Up. Effective following the July l995 PAR settlement statement, USWC shall discontinue the Uncollectible True-Up process; therefore, Section 5, Uncollectible True-Up is deleted in its entirety.

IV. A new Section 5 entitled, "Settlements At Termination" is added and incorporated herein as follows:

        Section 5. Settlements At Termination
                   --------------------------

                In the event Customer discontinues submitting its messages for billing and/or the BCS Agreement is terminated, USWC will prepare PAR settlements each month for twelve months. During such time, the Reserve amount will be used to offset future settlement amounts due USWC. Any amounts left in Reserve will be


Amendment to: Den-941118-0011/c/lh
7/01/95
          credited to Customer and any amounts remaining will be settled between the parties. If, during the final twelve months, a PAR settlement amount due USWC is not covered by the amount in Reserve, Customer agrees to pay the amount due USWC by the payment due date.

V. Section 8, Late Payment Penalty is amended to add a provision for the time value of money interest rate. The new heading and the addition of a new subsection shall read as follows:

     8.2  Except for the provisions of Section VI, Prices/Payment and Section
          8.1 herein, any amounts owed by Customer or USWC may be subject to the time value of money interest rate due to temporary dislocations of financial resources. The time value of money interest rate will be represented by the Federal Reserve AA dealer commercial paper rate as of the last work day of the appropriate month for ninety (90) day commercial paper.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed as of the last date signed below.

Telco Development Group of Delaware     U S West Communications, Inc.

/s/ Bryan Rachlin                       /s/ Clarence E. Osborn
- -----------------------------------     -----------------------------------
Signature                               Signature

Bryan Rachlin                           Clarence E. Osborn
- -----------------------------------     -----------------------------------
Printed Name                            Printed Name

President                               V.P. - Diversified Carrier Markets
- -----------------------------------     -----------------------------------
Title                                   Title

8/1/95                                  8/8/95
- -----------------------------------     -----------------------------------
Date                                    Date


                                        Malheur Home Telephone Company

                                        /s/ Clarence E. Osborn
                                        -----------------------------------
                                        Signature

                                        Clarence E. Osborn for Jim Jensen
                                        -----------------------------------
                                        Printed Name

                                        V.P.  Diversified Carrier Markets
                                        -----------------------------------
                                        Title

                                        8-8-95
                                        -----------------------------------
                                        Date

                                        Reviewed By
                                        US West Law Department
                                        Date 8-9-95

                                        [SIGNATURE APPEARS HERE]
                                        -------------------------

                                                                   EXHIBIT 10.15

                                   AMENDMENT

This Amendment is made a part of the Agreement for the Provision of Billing and Collection Services for Clearing Agents ("BCS Agreement"), dated April 1, 1995, by and between U S WEST Communications, Inc., a Colorado corporation and Malheur Home Telephone Company, an Oregon corporation, (hereinafter "USWC") and Telco Development Group of Delaware, a Delaware corporation (hereinafter "Customer") acting through their authorized representatives.

     WHEREAS, the BCS Agreement expires March 31, 1996; and

     WHEREAS, the parties desire to extend the term of the BCS Agreement; and

     WHEREAS, the BCS Agreement provides that it may be amended by the parties pursuant to Section XIX,

     NOW THEREFORE, the parties agree as follows:

     The term of the BCS Agreement and all of its terms, conditions and prices shall be extended for a period of two years, not to extend beyond March 31, 1998.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the last date signed below.


TELCO DEVELOPMENT GROUP                          U S WEST COMMUNICATIONS, INC.
     OF DELAWARE


/s/ Bryan Rachlin                                /s/ Sam Radetsky
- ------------------------                         ------------------------
Signature                                        Signature

    Bryan Rachlin                                    Sam Radetsky
- ------------------------                         ------------------------
Printed Name                                     Printed Name

    President                                        Account Executive
- ------------------------                         ------------------------
Title                                            Title

     6/6/96                                                6/6/96
- ------------------------                         ------------------------
Date                                             Date